                   SUPPLEMENT DATED DECEMBER 1, 1995 TO THE
           PROSPECTUSES FOR PACIFIC SELECT, PACIFIC SELECT EXEC, AND
         PACIFIC SELECT CHOICE DATED MAY 1, 1995 (EACH A "PROSPECTUS")


     Each Prospectus is amended by removing the five account limitation after any allocation of premium (or net premium) and/or transfers.

     Each Prospectus is amended by adding the following:

     PORTFOLIO REBALANCING

     A Policy Owner may automatically re-set the percentage of Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account Option is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of the Policy's Accumulated Value. The portfolio rebalancing feature will automatically transfer a Policy's Accumulated Value among the Variable Accounts back to the pre-set percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from the Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to a Variable Account earning a relatively lower return.

     A Policy Owner may initiate portfolio rebalancing by sending Pacific Mutual's Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. Policy Owners must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on the Monthly Payment Date that starts the frequency period elected by the Owner and that occurs on or follows the beginning date selected by the Owner. Policy Owners that stop portfolio rebalancing must wait 30 days to begin again. Portfolio rebalancing can not be used with the Dollar Cost Averaging Option.

     Pacific Mutual may modify, terminate or suspend the portfolio rebalancing feature at any time.

     The Pacific Select Exec Prospectus and Pacific Select Choice Prospectus are amended by adding the following as the fourth paragraph of the "Premiums" section:

     If Pacific Mutual receives any premium payment that will cause a Policy to become a modified endowment contract, the portion of the payment that will cause a Policy to become a modified endowment contract will not be applied to the Policy, unless the Policy Owner has previously notified Pacific Mutual that payments that cause a Policy to become a modified endowment contract may be accepted by Pacific Mutual and applied to the Policy. The portion of the premium payment that will cause a Policy to become a modified endowment contract will be returned to the Policy Owner. However, for premium payments received by Pacific Mutual's Home Office within 20 days before the upcoming Annual Anniversary of the Policy, all or a portion of the payment may be applied to the Policy immediately or applied on the upcoming Annual Anniversary, if it is determined that the total premium payment would affect whether the Policy is classified as a modified endowment contract.

     The Pacific Select Exec Prospectus is amended by replacing the first sentence of the third paragraph in the "Policy Loans" section with the following:

     The Policy loan annual effective interest rate is 4.75% per year for the first 10 years and 4.25% thereafter.

                         [LOGO OF PACIFIC SELECT EXEC]



                               Flexible Premium
                            Variable Universal Life




                                PROSPECTUSES FOR


                              PACIFIC SELECT EXEC

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1995

                                --------------

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1995

                                                   PROSPECTUS

                                              PACIFIC SELECT EXEC

                                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                                     POLICY

                                    ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                    COMPANY
         [LOGO OF PACIFIC SELECT EXEC]     700 NEWPORT CENTER DRIVE
                                        NEWPORT BEACH, CALIFORNIA 92660
                                                  1-800-800-7681

  This prospectus describes Pacific Select Exec--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting the Policy Owner, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows a Policy Owner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value less outstanding Policy Debt.

  Net premium payments may be allocated at the Policy Owner's discretion to one or more of the Variable Accounts that comprise a separate account of Pacific Mutual called the Pacific Select Exec Separate Account (the "Separate Account"), or to the Fixed Account of Pacific Mutual. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding portfolios of the Pacific Select Fund (the "Fund"), which currently consists of ten Portfolios: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio. The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by Pacific Mutual.

  To the extent that all or a portion of net premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The Policy also permits the Policy Owner to choose from two death benefit options: under one option, the death benefit remains fixed at the Face Amount chosen by the Policy Owner (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Face Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under the latter option, the death benefit will vary daily with the investment performance of the Variable Accounts for any Policy Owner who has allocated Accumulated Value to the Variable Accounts. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Face Amount.

  A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 21), during which time net premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  It may not be advantageous to replace existing insurance with the Policy.

  This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 32.

                               ----------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION  NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               DATE: MAY 1, 1995

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4
SUMMARY OF THE POLICY......................................................   5
  Purpose Of The Policy....................................................   5
  Policy Values............................................................   5
  The Death Benefit........................................................   5
  Premium Features.........................................................   5
  Allocation Options.......................................................   6
  Transfer Of Accumulated Value............................................   6
  Policy Loans.............................................................   7
  Free-Look Right..........................................................   7
  Surrender Right..........................................................   7
  Preferred And Partial Withdrawal Benefits................................   7
  Charges and Deductions...................................................   7
  Tax Treatment of Increases In Accumulated Value..........................   9
  Tax Treatment Of Death Benefit...........................................   9
  The Fixed Account........................................................   9
  Contacting Pacific Mutual................................................   9
INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT
 AND THE FUND..............................................................  10
  Pacific Mutual Life Insurance Company....................................  10
  Pacific Select Exec Separate Account.....................................  10
  The Pacific Select Fund..................................................  10
  The Investment Adviser...................................................  11
THE POLICY.................................................................  12
  Application For A Policy.................................................  12
  Premiums.................................................................  12
  Allocation Of Net Premiums...............................................  13
  Dollar Cost Averaging Option.............................................  14
  Transfer Of Accumulated Value............................................  15
  Death Benefit............................................................  15
  Changes in Death Benefit Option..........................................  16
  Changes In Face Amount...................................................  17
  Policy Values............................................................  18
  Determination Of Accumulated Value.......................................  18
  Policy Loans.............................................................  19
  Benefits At Maturity.....................................................  20
  Surrender................................................................  20
  Preferred And Partial Withdrawal Benefits................................  20
  Right To Examine A Policy--Free-Look Right...............................  21
  Lapse....................................................................  21
  Reinstatement............................................................  22
CHARGES AND DEDUCTIONS.....................................................  23
  Premium Load.............................................................  23
  Deductions From Accumulated Value........................................  23
  Surrender Charge.........................................................  24
  Corporate Purchasers.....................................................  25
  Other Charges............................................................  26
  Guarantee Of Certain Charges.............................................  26
OTHER INFORMATION..........................................................  26
  Federal Income Tax Considerations........................................  26
  Charge For Pacific Mutual Income Taxes...................................  29
  Voting Of Fund Shares....................................................  29

                                                                            PAGE
  Disregard Of Voting Instructions.........................................  30
  Report To Owners.........................................................  30
  Substitution Of Investments..............................................  31
  Changes To Comply With Law...............................................  31
PERFORMANCE INFORMATION....................................................  32
THE FIXED ACCOUNT..........................................................  32
  General Description......................................................  32
  Death Benefit............................................................  33
  Policy Charges...........................................................  33
  Transfers, Surrenders, Withdrawals, And Policy Loans.....................  33
MORE ABOUT THE POLICY......................................................  34
  Ownership................................................................  34
  Beneficiary..............................................................  34
  Exchange Of Insured......................................................  34
  The Contract.............................................................  35
  Payments.................................................................  35
  Assignment...............................................................  35
  Errors On The Application................................................  35
  Incontestability.........................................................  35
  Payment In Case Of Suicide...............................................  36
  Participating............................................................  36
  Policy Illustrations.....................................................  36
  Payment Plan.............................................................  36
  Optional Insurance Benefits..............................................  36
  Private Retirement Plans.................................................  37
  Risks of Private Retirement Plans........................................  37
  Distribution Of The Policy...............................................  38
MORE ABOUT PACIFIC MUTUAL..................................................  39
  Management...............................................................  39
  State Regulation.........................................................  41
  Telephone Transfer and Loan Privileges...................................  41
  Legal Proceedings........................................................  41
  Legal Matters............................................................  41
  Registration Statement...................................................  42
  Independent Accountants..................................................  42
  Financial Statements.....................................................  42
APPENDIX...................................................................  63
ILLUSTRATIONS..............................................................  64

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date. Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.
Beneficiary--The person or persons named by the Policy Owner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.
Cash Surrender Value--The Accumulated Value less the surrender charge.
Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Account--An account that is part of Pacific Mutual's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by Pacific Mutual.
General Account--All assets of Pacific Mutual other than those allocated to the Separate Account or to any other segregated separate account of Pacific Mutual. Home Office--The Policy Benefits and Services Department at Pacific Mutual's main office at 700 Newport Center Drive, Newport Beach, California 92660. Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.
Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for policy loans.
Maturity Date--The Policy Anniversary on which the Insured is Age 95.
Monthly Payment Date--The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.
Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.
Planned Periodic Premium--The premium determined by the Policy Owner as a level amount planned to be paid at fixed intervals over a specified period of time. Policy Date--The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. It is usually the date the initial premium is received at Pacific Mutual's Home Office, although it will never be the 29th, 30th, or 31st of any month. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.
Policy Debt--The unpaid loan balance including accrued loan interest.
Policy Owner or Owner--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.
Sales Surrender Target--The maximum amount of premiums paid against which the sales surrender charge may be applied. The Sales Surrender Target is equal to the premium that would be payable under a Policy for one year if a Policy Owner were to pay level annual premiums for the life of the Policy, taking into account certain Policy charges including the premium load, the guaranteed cost of insurance rates, and the mortality and expense risk charge, and assuming net investment earnings at an annual rate of 5%.
Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which Pacific Mutual's administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.
Variable Account--A separate account of Pacific Mutual or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from Pacific Mutual's General Account and its other separate accounts. The Pacific Select Exec Separate Account of Pacific Mutual serves as the funding vehicle for the Policies. The Money Market Variable Account, High Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Index Variable Account, and International Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 32 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers a Policy Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policy Owner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments.

POLICY VALUES

  A Policy Owner may allocate net premium payments among the various Variable Accounts that comprise the Separate Account and that invest in corresponding Portfolios of the Pacific Select Fund. A Policy Owner may also allocate net premium payments to the Fixed Account.

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by the Policy Owner, although the death benefit will never decrease below the Face Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policy Owner bears the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

  The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policy Owner.

THE DEATH BENEFIT

  A Policy Owner may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. Policy Owners seeking to have favorable investment performance reflected in increasing Accumulated Value should choose Option A; Policy Owners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option B. A Policy Owner may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 15 and 16, respectively.

PREMIUM FEATURES

  Pacific Mutual requires a Policy Owner to pay an initial premium equal to at least 25% of an annual premium that will be estimated by Pacific Mutual. Thereafter, subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, a Policy Owner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Each Policy Owner will receive a premium reminder notice or listbill for multiple policies on an annual, semi-annual, or quarterly basis, or if a listbill, a monthly basis, at the option of the Policy Owner; however, the Policy Owner is not required to pay Planned Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where the Owner authorizes Pacific Mutual to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by Pacific Mutual.

  The amount, frequency, and period of time over which a Policy Owner pays premiums may affect whether or not the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts, see "Federal Income Tax Considerations," page 26.

  Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any premium payment must be for at least $50.00. Pacific Mutual also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund which offers the Policy Owner the opportunity to direct Pacific Mutual to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated Portfolio of the Pacific Select Fund (the "Fund"). The Portfolios of the Fund, each of which has a different investment objective, are the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, and the International Portfolio. See "The Pacific Select Fund," page 10.

  Pacific Mutual is the Investment Adviser of each of the Series. For eight of the Portfolios, the Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual. Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, L.P., each an affiliated enterprise of Pacific Mutual, is the Portfolio Manager of the Managed Bond Portfolio and the Government Securities Portfolio. Capital Guardian Trust Company, a subsidiary of The Capital Group, Inc., is the Portfolio Manager of the Growth Portfolio, Janus Capital Corporation is the Portfolio Manager of the Growth LT Portfolio. J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan & Co. Inc., is the Portfolio Manager of the Equity Income Portfolio and the Multi-Strategy Portfolio. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, is the Portfolio Manager of the Equity Index Portfolio. Templeton Investment Counsel, Inc., a subsidiary of Franklin Resources, Inc., is the Portfolio Manager of the International Portfolio.

  The Policy Owner may choose to allocate net premium payments to any five allocation alternatives among the ten Variable Accounts constituting the Separate Account and the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

  Subject to the limitation of five allocation alternatives, the Policy Owner may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. See "Transfer of Accumulated Value," page 15.

POLICY LOANS

  The Policy Owner may borrow from Pacific Mutual an amount up to the greater of (1) 90% of the Policy's Accumulated Value allocated to the Variable Accounts and 100% of Accumulated Value allocated to the Fixed Account, less any surrender charges that would have been imposed if the Policy were surrendered on the date the loan is taken, or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt. The minimum loan is $500. The Policy will be the only security required for a loan. See "Policy Loans," page 19.

  The amount of any Policy Debt is subtracted from the death benefit or from the Cash Surrender Value upon surrender. See "Policy Loans," page 19. The Policy will lapse when Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

  A Policy Owner may obtain a full refund of the premium paid if the Policy is returned within 10 days after the Owner receives it (30 days if the Owner is a resident of California and is age 60 or older), within 10 days after Pacific Mutual mails or delivers the notice of the right of withdrawal, or 45 days after the application for the Policy is completed, whichever is later. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund. See "Allocation of Net Premiums," page 13.

SURRENDER RIGHT

  The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less the surrender charge and less any outstanding Policy Debt.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Two partial surrender benefits are available under the Policy. The first, the Preferred Withdrawal Benefit, permits one withdrawal of Net Cash Surrender Value per year. The portion of a Preferred Withdrawal of up to 10% of the sum of the Policy Owner's total premium payments will not reduce the Face Amount under the Policy. Any excess withdrawal amount will affect the Face Amount under a Policy in the same manner as a Partial Withdrawal. This benefit is available on the first Policy Anniversary until the 15th Policy Anniversary. The second partial surrender benefit, the Partial Withdrawal Benefit, is available on and after the 15th Policy Anniversary. Under this Benefit, a Policy Owner may make "Partial Withdrawals" of Net Cash Surrender Value. A Partial Withdrawal may decrease the Face Amount on a Policy on which the Owner has elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Face Amount under either Option A or B. See "Preferred and Partial Withdrawal Benefits," page 20.

  Among other restrictions, both Preferred and Partial Withdrawals must be for a least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $500. No surrender charge will be assessed upon a Preferred or Partial Withdrawal.

CHARGES AND DEDUCTIONS

 Premium Load
  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

  --A sales load equal to 4% of each premium paid during the first ten Policy
    Years and 2% of each premium paid thereafter. (For information on the sales surrender charge, see page 25.)

  --A state and local premium tax charge equal to 2.35% of each premium.

 Deductions from Accumulated Value

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

  --Cost of Insurance: This monthly charge compensates Pacific Mutual for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

  --Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and, after the first Policy Year, is equal to $7.50 per month for Face Amounts of less than $100,000, and $5.00 per month for Face Amounts of $100,000 or more. This charge is guaranteed not to exceed $25 in each of the first 12 Policy Months and $10.00 per month thereafter.

  --Mortality and Expense Risk Charge: A monthly charge is deducted for mortality and expense risks assumed by Pacific Mutual. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .75% of Accumulated Value less any amount in the Loan Account. After the tenth Policy Year, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .25% of Accumulated Value less any amount in the Loan Account.

  --Optional Insurance Benefits Charges: The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider.

  A death benefit change charge, if applicable, will also be deducted from a Policy Owner's Accumulated Value. If a Policy Owner requests and Pacific Mutual accepts an increase in Face Amount or a change in death benefit option from Option A to Option B, a charge of $100 will be deducted from Accumulated Value on the effective date of the increase or option change to cover processing costs.

 Surrender Charge

  Pacific Mutual will assess a surrender charge against Accumulated Value upon surrender of a Policy until the tenth Policy Anniversary. The surrender charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  --Underwriting Surrender Charge: The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's initial Face Amount in accordance with a schedule shown on page 25. The amount of the charge remains level for five Policy Years. After the fifth Policy Year, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  --Sales Surrender Charge: The sales surrender charge is equal to 26% of the lesser of the premiums paid under the Policy or a maximum amount that is called the Sales Surrender Target. The Sales Surrender Target is an estimation of an annual premium that would be paid by a Policy Owner based upon the Age of the Insured and the Face Amount on the Policy Date. After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The operating expenses of the Separate Account are paid by Pacific Mutual. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 23.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  The Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally the Policy Owner will not be deemed to be in constructive receipt of the Accumulated Value unless and until the Policy Owner is deemed to be in receipt of a distribution from the Policy. For information on the tax treatment of the Policy and on the tax treatment of a surrender, a Preferred or Partial Withdrawal, or a Policy loan, see "Federal Income Tax Considerations," page 26.

TAX TREATMENT OF DEATH BENEFIT

  The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 26.

THE FIXED ACCOUNT

  The Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Pacific Mutual's General Account. Pacific Mutual guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, Pacific Mutual may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 32.

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to Pacific Mutual's Policy Benefits and Services Department at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

      INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. It was authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and was reincorporated under its present name on July 22, 1936.

  Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1994, Pacific Mutual had over $38.3 billion of life insurance in force and total assets of $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total assets and funds under management of over $91.1 billion. It has been ranked according to assets as the 25th largest insurance carrier in the nation for 1993.

  The Principal Underwriter for the Policies is Pacific Equities Network ("PEN"). PEN is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of Pacific Financial Holding Company, which is a wholly-owned subsidiary of Pacific Mutual.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Pacific Select Exec Separate Account ("Separate Account") is a separate investment account of Pacific Mutual used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Pacific Mutual.

  Pacific Mutual owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to the other income, gains, or losses of Pacific Mutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Pacific Mutual conducts. However, Pacific Mutual may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Pacific Mutual. Pacific Mutual may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of the Board of Directors of Pacific Mutual. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. Pacific Mutual may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. The Fund currently offers ten separate Portfolios. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by Pacific Mutual for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Pacific Mutual at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only for purchase by Separate Accounts of Pacific Mutual to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Pacific Mutual and to a separate account of Pacific Corinthian Life Insurance Company to serve as an investment medium for variable annuity contracts administered by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with Pacific Mutual. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The chart below summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS       INVESTMENT ADVISER/
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------
 Money Market    Current income             Highest quality money      Pacific Mutual
                 consistent with            market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High-Yield      High level of current      Intermediate and long-     Pacific Mutual
 Bond            income                     term, high-yielding,
                                            lower and medium quality
                                            (high risk) fixed-income
                                            securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return      Investment grade           Pacific
                 consistent with prudent    marketable debt            Mutual/Pacific
                 investment management      securities. Will           Investment Management
                                            normally maintain an       Company
                                            average portfolio
                                            duration of 3-6 years.
--------------------------------------------------------------------------------------------
 Government      Maximize total return      U.S. Government            Pacific
 Securities      consistent with prudent    securities including       Mutual/Pacific
                 investment management      futures and options        Investment Management
                                            thereon and high-grade     Company
                                            corporate debt
                                            securities. Will
                                            normally maintain an
                                            average portfolio
                                            duration of 3-6 years.
--------------------------------------------------------------------------------------------
 Growth          Growth of capital          Common stock               Pacific
                                                                       Mutual/Capital
                                                                       Guardian Trust
                                                                       Company
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of        Common stock               Pacific Mutual/Janus
                 capital consistent with                               Capital Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of        Dividend paying common     Pacific Mutual/J.P.
                 capital and income         stock                      Morgan Investment
                                                                       Management Inc.
--------------------------------------------------------------------------------------------
 Multi-Strategy  High total return          Equity and fixed income    Pacific Mutual/J.P.
                                            securities                 Morgan Investment
                                                                       Management Inc.
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment         Stocks included in the     Pacific
                 results that correspond    S&P 500                    Mutual/Bankers Trust
                 to the total return                                   Company
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital          Equity securities of       Pacific Mutual/
                 appreciation               corporations domiciled     Templeton Investment
                                            outside the United         Counsel, Inc.
                                            States

--------------------------------------------------------------------------------

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. Pacific Mutual is registered with the SEC as an Investment Adviser. For eight of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers under the supervision of Pacific Mutual.

                                   THE POLICY

  The variable life insurance benefits provided by the Policies are funded through the Policy Owner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

  The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to Pacific Mutual. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to Pacific Mutual. The Insured's Age is calculated as of the Insured's birthday nearest the Policy Date. Acceptance is subject to Pacific Mutual's underwriting rules, and Pacific Mutual reserves the right to request additional information and to reject an application.

  Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semi-annual and Annual Anniversaries. If the application is accompanied by all or a portion of the initial premium and is accepted by Pacific Mutual, the Policy Date is usually the date the application and premium payment were received at Pacific Mutual's Home Office, although the Policy Date will never be the 29th, 30th, or 31st of any month. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by Pacific Mutual. Pacific Mutual first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Pacific Mutual becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Pacific Mutual may waive the 20 day requirement at its discretion. If the initial premium is not received or the application is rejected by Pacific Mutual, the Policy will be cancelled and any partial premium received will be refunded.

  Subject to Pacific Mutual's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Pacific Mutual will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by Pacific Mutual.

PREMIUMS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policy Owner's discretion. Pacific Mutual usually requires a Policy Owner to pay a minimum initial premium equal to at least 25% of the sum of the Policy's monthly deductions plus premium load for the first year, which will be based upon the Policy's Face Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 24), and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

  When applying for a Policy, a Policy Owner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Each Policy Owner will receive a premium reminder notice, or a listbill for multiple policies, on an annual, semiannual, or quarterly basis, or, if a listbill, a monthly basis, at the option of the Policy Owner; however, the Policy Owner is not required to pay Planned

Periodic Premiums. Premiums may be paid monthly under the Uni-check electronic funds transfer plan where the Owner authorizes Pacific Mutual to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Uni-check plan will be accepted by Pacific Mutual. The Policy Owner may elect the day each month on which premiums are paid under the Uni-check plan, provided the day elected is between the 4th and the 28th day of the month. If no day is elected by the Policy Owner, the day on which premiums are paid will be the monthly Anniversary.

  The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

  Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. See "Lapse," page 21.

  Any premium payment must be for at least $50.00. Pacific Mutual also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 23. A premium payment would result in an immediate increase in the net amount at risk if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policy Owner's Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 15. If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to the Policy Owner if it would exceed the maximum premium limitations prescribed by federal tax law.

  Certain charges will be deducted from each premium payment. See "Charges and Deductions," page 23. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as repayments of Policy Debt unless a Policy Owner requests otherwise. Any portion of a payment that exceeds the amount of Policy Debt will be applied as an additional premium payment.

ALLOCATION OF NET PREMIUMS

  In the application for the Policy, the Policy Owner selects the Variable Accounts or the Fixed Account to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to the Policy Owner's instructions contained in the application the later of 15 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Variable Accounts and the Fixed Account according to the Policy Owner's most recent instructions. Net premiums may be allocated to no more than five allocation alternatives at any time. Available allocation alternatives include the ten Variable Accounts and the Fixed Account. Therefore, if the Policy Owner allocates a portion of net premiums to the Fixed Account, the Policy Owner may allocate the remaining portion of the net premiums among four of the ten Variable Accounts. If the Policy Owner allocates all of the net premiums to the Variable Accounts, they may be allocated among five of the ten Variable Accounts.

  A Policy Owner may change the allocation of net premiums by submitting a proper written request to Pacific Mutual's Home Office, although a Policy Owner may not allocate net premiums or Accumulated Value to more than five allocation alternatives at any one time. Changes in net premium allocation instructions may be made by telephone if an Authorization for Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. Pacific Mutual reserves the right to discontinue telephone net premium allocation instructions. If the current instructions would cause an allocation to more than five allocation alternatives, net premiums will be allocated to the Variable Accounts and Fixed Account in the same proportion as the Accumulated Value in those Accounts.

DOLLAR COST AVERAGING OPTION

  Pacific Mutual currently offers an option under which Policy Owners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Pacific Mutual to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the five allocation alternative limitation. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policy Owner will not have losses.

  A Dollar Cost Averaging Request Form is available upon request. On the form, the Policy Owner must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis and the length of time during which the transfers shall continue or the total amount to be transferred over time. However, after any transfer, a Policy Owner's Accumulated Value may be allocated to no more than five allocation alternatives.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging Request Form will not be considered complete until the Policy Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After Pacific Mutual has received a Dollar Cost Averaging Request in proper form at its Home Office, Pacific Mutual will transfer Accumulated Value in amounts designated by the Policy Owner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policy Owner. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on the Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by the Policy Owner, coincident with or next following receipt at Pacific Mutual's Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Policy Owner, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by Pacific Mutual in the future, except as may be required by applicable law.

  A Policy Owner may instruct Pacific Mutual at any time to terminate the option by written request to Pacific Mutual's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless the Policy Owner instructs otherwise or until the Policy enters the Grace Period. If a Policy Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to Pacific Mutual's Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. Pacific Mutual may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  Accumulated Value may be transferred after the Free-Look Period among the Variable Accounts by the Policy Owner upon proper written request to Pacific Mutual's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if an Authorization For Telephone Requests has been properly completed, signed and filed at Pacific Mutual's Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). However, after the transfer, the Accumulated Value may be allocated to no more than five allocation alternatives. Further, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 21. No charges are currently imposed upon such transfers. Pacific Mutual reserves the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to discontinue telephone transfers.

  Accumulated Value may also be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 32.

DEATH BENEFIT

  When the Policy is issued, Pacific Mutual will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount." The minimum Face Amount at issuance of a Policy is $50,000. Pacific Mutual may reduce the minimum Face Amount required at issuance under certain circumstances, such as for group or sponsored arrangements.

  For so long as the Policy remains in force, Pacific Mutual will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

  Each Policy Owner may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no option is designated, Option A will be assumed by Pacific Mutual to have been selected. Subject to certain restrictions, the Policy Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Face Amount of the Policy.

  Option A. Under Option A, the death benefit will be equal to the Face Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. Policy Owners who are seeking to have favorable investment performance reflected in increasing Accumulated Value, and not in increasing insurance coverage, should choose Option A.

  Option B. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, Policy Owners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option B.

  Examples of Options A and B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Face Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

                                        POLICY I   POLICY II   POLICY III
                                        --------   ---------   ----------
  Face Amount.......................... $100,000    $100,000    $100,000
  Accumulated Value on Date of Death... $ 25,000    $ 50,000    $ 75,000
  Death Benefit Percentage.............      250%        250%        250%
  Death Benefit Under Option A......... $100,000    $125,000    $187,500
  Death Benefit Under Option B......... $125,000    $150,000    $187,500

  Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Face Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% =$187,500 for Policy III) is
greater than the Face Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Face Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500). Similarly, in Policy II, Face Amount plus Accumulated Value ($100,000 + $50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Face Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

  A Policy Owner may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to Pacific Mutual's Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to Pacific Mutual. The effective date of any such change shall be the next Monthly Payment Date after the change is accepted.

  A change in the death benefit from Option A to Option B will result in a reduction in the Face Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Face Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Face Amount of less than $50,000, although Pacific Mutual reserves the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. A charge of $100 will be deducted from the Policy Owner's Accumulated Value on the effective date of the change from Option A to Option B to cover the costs of processing the request. This fee will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to a Policy Owner's Accumulated Value less Debt.

  A change in the death benefit from Option B to Option A will result in an increase in the Face Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Face Amount in determining the death benefit. From that point on, the death benefit will equal the new Face Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge will be made on a change from Option B to Option A.

  A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 23. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN FACE AMOUNT

  A Policy Owner may request an increase or decrease in the Face Amount under a Policy subject to approval from Pacific Mutual. A change in Face Amount may only be made once per year, and a decrease in Face Amount may only be made after the fifth Policy Year, or after the fifth Policy Year following the last increase in Face Amount. Increasing the Face Amount could increase the death benefit under a Policy, and decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Policy Owner and whether, and the degree to which, the death benefit under a Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Face Amount may increase the net amount at risk under a Policy, which will increase a Policy Owner's cost of insurance charge. Conversely, a decrease in Face Amount may decrease the net amount at risk, which will decrease a Policy Owner's cost of insurance charge.

  Any request for an increase or decrease in Face Amount must be made by written application to Pacific Mutual's Home Office. It will become effective on the Monthly Payment Date on or next following Pacific Mutual's acceptance of the request. If the Policy Owner is not the Insured, Pacific Mutual will also require the consent of the Insured before accepting a request.

  Increases. Additional evidence of insurability satisfactory to Pacific Mutual will be required for an increase in Face Amount. An increase will not be given for increments of Face Amount less than that indicated in the table below. A charge of $100 will be deducted from the Accumulated Value on the effective date of the increase in Face Amount to cover the costs of processing the request. This fee will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to a Policy Owner's Accumulated Value less Debt.

             AGE AT TIME                                              MINIMUM
             OF INCREASE                                              INCREASE
             -----------                                              --------
                 0-19                                                 $17,000
                20-24                                                  13,000
                25-29                                                  12,000
                30-33                                                  11,000
                34-74                                                  10,000
                   75                                                  11,000
                   76                                                  13,000
                   77                                                  16,000
                   78                                                  20,000
                   79                                                  31,000
                   80                                                  50,000

  Decreases. Any decrease in Face Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Face Amount. A decrease will not be permitted if the Face Amount would fall below $50,000, although Pacific Mutual reserves the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. No charge will be deducted in connection with a decrease. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Pacific Mutual will refund the Policy Owner the amount of such excess above the premium limitations.

  Pacific Mutual reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Policy Owner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES

  Accumulated Value. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Pacific Mutual's Loan Account to secure any Policy Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," page 18. No minimum amount of Accumulated Value is guaranteed. A Policy Owner bears the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of the Policy equals the Accumulated Value less the surrender charge. Thus, the Accumulated Value will exceed the Policy's Cash Surrender Value by the amount of the surrender charge. Once the surrender charge has expired, the Accumulated Value will equal the Cash Surrender Value.

  Net Cash Surrender Value. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 20.

DETERMINATION OF ACCUMULATED VALUE

  Although the death benefit under a Policy can never be less than the Policy's Face Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Preferred or Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policy Owner bears the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolio of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless Pacific Mutual, on behalf of the Separate Account, elects otherwise.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policy Owner allocates net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Preferred and Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charges, if any, that may be assessed by Pacific Mutual for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  The Policy Owner may borrow money from Pacific Mutual using the Policy as the only security for the loan by submitting a proper written request to Pacific Mutual's Home Office. Pacific Mutual may in its discretion permit loans to be made by telephone if an Authorization For Telephone Requests has been properly completed and signed and filed at Pacific Mutual's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $500. The maximum amount that can be borrowed at any time is the greater of (1) 100% of the Accumulated Value in the Fixed Account plus 90% of the Accumulated Value in the Variable Accounts, and less any surrender charges that would have been imposed if the Policy were surrendered on the date the loan is taken or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing Policy Debt.

  When a Policy Owner takes a loan, an amount equal to the loan is transferred out of the Policy Owner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policy Owner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Accumulated Value less Debt.

  The Policy loan interest rate maximum is 4.75% per year, which is equivalent to an annual effective rate of 4.75%. Pacific Mutual will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.0%.

  The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

  Unless otherwise requested by a Policy Owner, any loan repayment will be transferred into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions, subject to the limitation of maintaining Accumulated Value in only five allocation alternatives. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Variable Accounts and Fixed Account in accordance with the Policy Owner's most recent premium allocation instructions, subject to the limitation of five allocation alternatives.

  While the amount to secure the loan is held in the Loan Account, the Policy Owner forgoes the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time the Policy remains in force. The Policy will lapse when Accumulated Value minus Policy Debt is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 21.

  A loan will not be treated as a distribution from the Policy and will not result in taxable income to the Policy Owner unless the Policy is a modified endowment contract, in which case a loan will be treated as a distribution that may give rise to taxable income.

  For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 26.

BENEFITS AT MATURITY

  If the insured is living on the Policy Anniversary nearest the Insured's Age 95, Pacific Mutual will pay to the Policy Owner, as an endowment benefit, the Accumulated Value of the Policy, reduced by any Policy Debt. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 35.

SURRENDER

  A Policy Owner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any applicable surrender charge and less any outstanding Policy Debt.

  A Policy Owner may surrender a Policy by sending a written request together with the Policy to Pacific Mutual's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. A Policy Owner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 36. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 26.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Pacific Mutual offers two partial surrender benefits by which the Policy Owner can obtain a portion of the Net Cash Surrender Value: the Preferred Withdrawal Benefit and the Partial Withdrawal Benefit. The Preferred Withdrawal Benefit is available starting on the first Policy Anniversary and before the 15th Policy Anniversary. Under this Benefit, the Policy Owner may make one "Preferred Withdrawal" of the Net Cash Surrender Value per year. The portion of a Preferred Withdrawal of up to 10% of the amount of the Policy Owner's total premium payments received and accepted prior to the withdrawal will not reduce the Face Amount under the Policy. The excess of any Preferred Withdrawal over 10% of total premiums received and accepted prior to the withdrawal will be treated in the same manner as a "Partial Withdrawal" and therefore may cause a reduction in Face Amount if the death benefit option is Option A, as described below.

  The Partial Withdrawal Benefit is available on and after the 15th Policy Anniversary. Under this Benefit, a Policy Owner may make "Partial Withdrawals" of Net Cash Surrender Value. The limit of one withdrawal per year does not apply to Partial Withdrawals.

  Both Preferred and Partial Withdrawals must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $500. If there is any Policy Debt, the maximum Partial

Withdrawal is limited to the excess, if any, of the Cash Surrender Value immediately prior to the withdrawal over the result of the Policy Debt divided by 90%. In addition, the amount of a Partial Withdrawal is further limited on Policies on which the Owner has chosen death benefit Option A so that the withdrawal will not cause the Face Amount to be less than $50,000, although Pacific Mutual reserves the right to waive the minimum Face Amount under certain circumstances, such as for group or sponsored arrangements. If the Policy Owner does not exercise the Preferred Withdrawal Benefit during one of the first 15 Policy Years, the amount that the Policy Owner could have withdrawn without affecting Face Amount does not carry over in the following year.

  The Policy Owner may make a Preferred or Partial Withdrawal by submitting a proper written request to Pacific Mutual's Home Office. As of the effective date of any withdrawal, the Policy Owner's Accumulated Value, Cash Surrender Value, and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policy Owner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policy Owner. If the Insured dies after the request for a withdrawal is sent to Pacific Mutual and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No surrender charge or withdrawal fee will be charged for a Preferred or Partial Withdrawal.

  When a Partial Withdrawal is made on a Policy on which the Owner has selected death benefit Option A, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Face Amount of a Policy on which the Owner has selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 15.

  For information on the tax treatment of Preferred and Partial Withdrawals, see "Federal Income Tax Considerations," page 26.

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  The Policy Owner has a Free-Look Right, under which the Policy may be returned within 10 days after the Policy Owner receives it (30 days if the Owner is a resident of California and is age 60 or older), within 10 days after Pacific Mutual mails or delivers a notice of the right of withdrawal, or within 45 days after the Owner completes the application for insurance, whichever is later. It can be mailed or delivered to Pacific Mutual or its agent. The returned Policy will be treated as if Pacific Mutual never issued it and Pacific Mutual will promptly refund the full amount of the premium paid. If the Owner has taken a loan during the Free-Look Period, the Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 13.

LAPSE

  The Policy will lapse only when the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policy Owner making a sufficient payment. If Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of the Policy. Pacific Mutual will not accept any payment if it would cause the Policy Owner's total premium payments to exceed the maximum permissible premium for the Policy's Face Amount under the Internal Revenue Code. This is unlikely to occur unless the Policy Owner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policy Owner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Face Amount, the Policy Owner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

  If Accumulated Value less Policy Debt is insufficient to cover the monthly deduction on a Monthly Payment Date, Pacific Mutual will deduct the amount that is available. Pacific Mutual will notify the Policy Owner (and any assignee of record) of the payment required to keep the Policy in force. The Policy Owner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policy Owner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt.

REINSTATEMENT

  Pacific Mutual will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided Pacific Mutual receives the following: (1) a written application from the Policy Owner; (2) evidence of insurability satisfactory to Pacific Mutual; and
(3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

  When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Pacific Mutual's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Pacific Mutual, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policy Owner's most recent premium allocation instructions.

                             CHARGES AND DEDUCTIONS

PREMIUM LOAD

  A premium load is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Accumulated Value. The premium load consists of the following items:

    Sales Load. The sales load is equal to 4% of each premium paid during the first ten Policy Years and 2% of each premium paid thereafter.

    The sales load is deducted to compensate Pacific Mutual for the cost of distributing the Policies. The amount derived by Pacific Mutual from the sales load is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. If surrendered within 10 years after issuance, the Policy will also be subject to a sales surrender charge, which is described on page 25. To the extent that sales and distribution expenses exceed sales loads and any amounts derived from the sales surrender charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

    Pacific Mutual may reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states.

DEDUCTIONS FROM ACCUMULATED VALUE

  A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Variable Accounts and Fixed Account beginning on the Monthly Payment Date on or next following the date Pacific Mutual first becomes obligated under the Policy and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

  Cost of Insurance. This monthly charge compensates Pacific Mutual for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

  The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this prospectus, Pacific Mutual charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Pacific Mutual may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, and underwriting class of the Insured. In addition, they also vary with the Insured's smoking status, size of the Face Amount, and the policy duration. Policies with Face Amounts of $500,000 or more receive more favorable rates than Policies with smaller Face Amounts. The cost of insurance rate generally increases with the Age of the Insured.

  If there have been increases in the Face Amount, then for purposes of calculating the cost of insurance charge, the Accumulated Value will first be applied to the initial Face Amount. If the Accumulated Value exceeds the initial Face Amount divided by 1.004074, the excess will then be applied to any increase in Face Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

  Administrative Charge. A monthly administrative charge is deducted equal to $25 in each of the first 12 Policy Months and which varies with the size of a Policy's Face Amount thereafter. For Face Amounts of less than $100,000, the charge is equal to $7.50 per month; for Face Amounts of $100,000 or more, the charge is equal to $5.00 per month. For purposes of this charge, only the initial Face Amount is considered. The administrative charge is assessed to reimburse Pacific Mutual for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed $25 during the first 12 Policy Months and $10 per month thereafter. Pacific Mutual does not expect to profit from this charge.

  Mortality and Expense Risk Charge. A monthly charge is deducted for mortality and expense risks assumed by Pacific Mutual. During the first ten Policy Years, this charge is equal to .000625 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .75% of Accumulated Value less any amount in the Loan Account. After the tenth Policy Year, the charge is equal to .000208333 multiplied by a Policy's Accumulated Value less any amount in the Loan Account, which is equivalent to an annual rate of .25% of Accumulated Value less any amount in the Loan Account. For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after the deduction of the charge for the cost of insurance and any optional insurance benefits added by rider.

  The mortality and expense risk charge is assessed to compensate Pacific Mutual for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Pacific Mutual will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Pacific Mutual may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load or sales surrender charge. See "Surrender Charge," below.

  Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits," page 36.

  A death benefit change charge, if applicable, will also be deducted from a Policy's Owner's Accumulated Value. If a Policy Owner requests and Pacific Mutual accepts an increase in Face Amount or a change in death benefit option from Option A to Option B, a charge of $100 will be deducted from Accumulated Value on the effective date of the increase or option change to cover processing costs. The charge will be deducted from the Variable Accounts and the Fixed Account in the proportion each bears to the Accumulated Value of the Policy less Policy Debt.

SURRENDER CHARGE

  Pacific Mutual will assess a surrender charge against Accumulated Value upon surrender of a Policy within ten years after its issuance. The surrender charge consists of two charges: an underwriting surrender charge and a sales surrender charge.

  Underwriting Surrender Charge. The underwriting surrender charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of a Policy's initial Face Amount in accordance with the following schedule:

             AGE OF INSURED AT
             ISSUANCE OF POLICY                              CHARGE PER $1,000
             ------------------                              -----------------
                    0-20                                           $2.50
                   21-30                                            2.50
                   31-40                                            3.50
                   41-50                                            4.50
                   51-60                                            5.50
                   61-80                                            6.50

The amount of the charge remains level for five Policy Years. After the fifth Policy Anniversary, the charge decreases by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  The charge is based upon the Age of the Insured and the Face Amount on the Policy Date, and it does not increase as the Insured gets older or with changes in the Face Amount. For example, if an Insured Age 25 purchases a Policy with an initial Face Amount of $50,000 and surrenders the Policy in the third Policy Year, the underwriting surrender charge would be $125.

  The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. Pacific Mutual does not expect to profit from the underwriting surrender charge.

  Sales Surrender Charge. The sales surrender charge is equal to 26% of the lesser of the premiums paid under the Policy or a maximum amount that is called the Sales Surrender Target. The Sales Surrender Target is equal to the premium that would be payable under a Policy for one year if a Policy Owner were to pay level annual premiums for the life of the Policy, and taking into account certain Policy charges including the premium load, the guaranteed cost of insurance, and the mortality and expense risk charge, and assuming net investment earnings at an annual rate of 5%. The Sales Surrender Target does not increase as the Insured gets older or with changes in the Face Amount. Generally, if a Policy Owner pays Planned Periodic Premiums, the sales surrender charge will be 26% of premium payments until the first Policy Anniversary, and will be 26% of the Sales Surrender Target thereafter. The sales surrender charge will not exceed 26% of the Sales Surrender Target for five Policy Years. After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month until it reaches zero at the end of the 120th Policy Month.

  For example, if a Male Insured Age 25 purchases a Policy with a Face Amount of $50,000, the sales surrender target, based upon the assumptions described above, would be $387.50. The maximum sales surrender charge during the first five Policy Years would be 26% of this amount, or $100.75.

  The purpose of the sales surrender charge is to reimburse Pacific Mutual for some of the expenses of distributing the Policies.

  Pacific Mutual may reduce or waive the sales surrender charge on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

CORPORATE PURCHASERS

  The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements purchasing one or more Policies, Pacific Mutual may reduce the amount of the sales surrender charge, underwriting surrender charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

OTHER CHARGES

  Pacific Mutual may charge the Variable Accounts for federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed. See "Charge for Pacific Mutual Income Taxes," page 29.

  Pacific Mutual will bear the direct operating expenses of the Separate Account. Each Variable Account purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolio incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  Pacific Mutual guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge with respect to the guaranteed rates described above, the premium load, the guaranteed cost of insurance rates, and the surrender charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Pacific Mutual's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

   While Pacific Mutual believes that the Policy meets the statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). Pacific Mutual reserves the right to make changes to the Policy if changes are deemed appropriate by Pacific Mutual to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the Owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or a Preferred or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are modified endowment contracts. Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to
Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund is required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e. the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policy Owner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policy Owner being treated as the owner of the Policy's pro rata portion of the assets of the Separate Account. In addition, Pacific Mutual does not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. Pacific Mutual therefore reserves the right to modify the Policy, as deemed appropriate by Pacific Mutual, to attempt to prevent a Policy Owner from being considered the owner of the Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or ruling are issued, there can be no asssurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Tax Treatment of Policies. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Select Exec Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in death benefits may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

  Conventional Life Insurance Policies. If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash

Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Preferred or Partial Withdrawals. Under Section 7702 of the IRC, if a Preferred Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policy Owner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

  Pacific Mutual also believes that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrued basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts. Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Preferred and Partial Withdrawals and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy Loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Reasonableness Requirement for Charges. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality charges. Pacific Mutual believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements. It is possible that future regulations will contain standards that would require Pacific Mutual to modify its mortality charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Pacific Mutual reserves the right to make any such modifications.

  Other. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. Pacific Mutual will review the question of a charge to the Separate Account for Pacific Mutual's federal income taxes periodically. A charge may be made for any federal income taxes incurred by Pacific Mutual that are attributable to the Separate Account. This might become necessary if the tax treatment of Pacific Mutual is ultimately determined to be other than what Pacific Mutual currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Pacific Mutual's tax status.

  Under current laws, Pacific Mutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Pacific Mutual reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Pacific Mutual will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the

Investment Company Act of 1940. Pacific Mutual will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Pacific Mutual determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

  The person having the voting interest under a Policy is the Policy Owner. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct will be determined by dividing a Policy Owner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Pacific Mutual reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to the Policy Owner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Pacific Mutual in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Pacific Mutual will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Portfolios of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Portfolios of the Fund held by the Separate Account and other separate accounts of Pacific Mutual, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  Pacific Mutual may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, Pacific Mutual itself may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that Pacific Mutual's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on Pacific Mutual. In the event Pacific Mutual does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

REPORT TO OWNERS

  A statement will be sent quarterly to each Policy Owner setting forth a summary of the transactions which occurred during the quarter and indicating the death benefit, Face Amount, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

  Each Policy Owner will also receive an annual and a semiannual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  Pacific Mutual reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of Pacific Mutual's management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, Pacific Mutual may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

  Where required, Pacific Mutual will not substitute any shares attributable to a Policy Owner's interest in a Variable Account or the Separate Account without notice, Policy Owner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  Pacific Mutual also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Pacific Mutual, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by Pacific Mutual. Pacific Mutual may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

  In the event of any such substitution or change, Pacific Mutual may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Pacific Mutual to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, Pacific Mutual also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  Pacific Mutual reserves the right to make any change without consent of Policy Owners to the provisions of the Policy to comply with, or give Policy Owners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year, or from the commencement of operation of the Variable Account. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of the surrender charge.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain Pacific Mutual's rating or a rating of Pacific Mutual's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  Policy Owners may allocate all or a portion of their net premium payments and transfer Accumulated Value to the Fixed Account of Pacific Mutual. Amounts allocated to the Fixed Account become part of the "General Account" of Pacific Mutual, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of the General Account of Pacific Mutual which consists of all assets owned by Pacific Mutual other than those in the Separate Account and other separate accounts of Pacific Mutual. Subject to applicable law, Pacific Mutual has sole discretion over the investment of the assets of its General Account.

  The Policy Owner may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. The Policy Owner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Pacific Mutual guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of
 .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Pacific Mutual may in its sole discretion declare current interest in excess of the 4%, which will be guaranteed for one year. (The portion of a Policy Owner's Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .32737% per month, compounded monthly, for an effective annual rate of 4%.)

  Pacific Mutual bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Accumulated Value in the Fixed Account as for a Policy Owner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Face Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Face Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 15.

POLICY CHARGES

  Policy charges will be the same for Policy Owners who allocate net premiums or transfer Accumulated Value to the Fixed Account as for Policy Owners who allocate net premiums to the Variable Accounts. These charges consist of the premium load, including the sales load and state and local premium tax charge; the deductions from Accumulated Value, including the charges for the cost of insurance, administrative charge, mortality and expense risk charge, the charge for any optional insurance benefits added by rider, any death benefit change charge; and the surrender charge, including the underwriting surrender charge and the sales surrender charge. Any amounts that Pacific Mutual pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by Policy Owners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policy Owners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. The Policy Owner may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, if a Policy Owner has $1,000 or more in the Fixed Account, the Policy Owner may not transfer more than 20% of such amount to the Variable Accounts in any year. Currently there is no charge imposed upon transfers; however, Pacific Mutual reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  The Policy Owner may also make full surrenders, Preferred Withdrawals and Partial Withdrawals to the same extent as a Policy Owner who has invested in the Variable Accounts. See "Surrender," page 21, and "Preferred and Partial Withdrawal Benefits," page 20. Policy Owners may borrow up to the greater of
(1) 90% of the Accumulated Value in the Variable Accounts and 100% of the Accumulated Value in the Fixed Account, less any surrender charges that would have been imposed if the Policy were surrendered on the date the loan is taken or (2) 100% of the product of (a X b/c - d) where (a) equals the Policy's Accumulated Value less any surrender charge that would be imposed if the Policy were surrendered on the date the loan is taken and less 12 times the current monthly deduction; (b) equals 1 plus the annual loan interest rate credited; (c) equals 1 plus the annual loan interest rate currently charged; and (d) equals any existing policy Debt. See "Policy Loans," page 20. Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in Pacific Mutual's records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or Pacific Mutual allows.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in Pacific Mutual's records. The Policy Owner may change the Beneficiary at any time during the life of the Insured by written request on forms provided by Pacific Mutual, which must be received by Pacific Mutual at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policy Owner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policy Owner or the Policy Owner's estate is the Beneficiary.

  Pacific Mutual will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

  After the first Policy Year and subject to approval from Pacific Mutual, the Policy Owner may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Pacific Mutual, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age and underwriting class.

  Pacific Mutual reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to the Policy Owner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

  A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value but must be paid directly to Pacific Mutual by the Policy Owner before the request for an exchange of Insured will be processed.

THE CONTRACT

  This Policy is a contract between the Owner and Pacific Mutual. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all Riders, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  Pacific Mutual ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Preferred Withdrawals, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Pacific Mutual receives all the information needed to process a payment or, if sooner, other period required by law.

  However, Pacific Mutual can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

  . The SEC by order permits postponement for the protection of Policy
    Owners.

ASSIGNMENT

  The Policy Owner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Pacific Mutual unless the original, or a copy, is received at Pacific Mutual's Home Office, and will be effective only when recorded by Pacific Mutual. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Pacific Mutual will rely solely on the assignee's statement as to the amount of the assignee's interest. Pacific Mutual will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations," page 26.)

ERRORS ON THE APPLICATION

  If the Age or sex of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and sex, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and sex. If the Insured's Age or sex is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and sex. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance," page 23.

INCONTESTABILITY

  Pacific Mutual may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Face Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Pacific Mutual will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Face Amount, Pacific Mutual will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

  The Policy is participating and will share in the surplus earnings of Pacific Mutual. However, the current dividend scale is zero and Pacific Mutual does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, Pacific Mutual will send the Policy Owner an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Pacific Mutual reserves the right to charge a fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Pacific Mutual from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Pacific Mutual makes available at that time.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are: waiver of all charges against the Policy in the event of total disability of the Insured, additional insurance coverage for the accidental death of the Insured, term insurance on the Insured's children, annual renewable term insurance on the Insured or any member of his or her immediate family, subject to approval of state insurance authorities, added protection benefit on the Insured, and a right to purchase additional insurance on the Insured's life on certain specified dates without proof of insurability. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions," page 23. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. Under certain circumstances, a Policy can be combined with an annual renewable term insurance rider (or added protection benefit rider) to result in a combined coverage amount (face amount) equal to the same Face Amount that could be acquired under a single Policy. For a given Insured, combining a Policy and a rider may result in a surrender charge for the Policy that is lower than the single Policy providing the same Face Amount. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Pacific Mutual upon written request.

PRIVATE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement plans may obtain additional information from Pacific Mutual. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to provide retirement income for a period of time. Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "private retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income. This information will be portrayed at hypothetical rates of return that are requested. Ledger illustrations can be provided that reflect a proposed Insured's Age; underwriting classification; Face Amount; death benefit; death benefit option; gender; desired premium, partial withdrawal, or loan schedule; or reflecting allocation of premiums to specified Variable Accounts. Charts and graphs presenting a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

  Upon request, graphic portrayals of the results of the ledger illustrations may also be provided, which show the net death benefit, Net Cash Surrender Value, and cumulative outlay for the Policy (i.e., total premiums paid each Policy Year minus any withdrawals and loans taken from Accumulated Value). Also available upon request are charts showing a comparison of retirement strategies. The charts can present values under various retirement strategies, including a taxable investment, a qualified retirement plan, and a private retirement plan that is funded with a Policy. Values can be shown during an accumulation phase, under which an individual would invest for retirement, and a distribution phase, under which an individual would receive retirement income. The charts can present information on the effect of taxation on amounts committed and paid under the various retirement strategies.

RISKS OF PRIVATE RETIREMENT PLANS

  Using the Policy as a funding vehicle for a private retirement plan presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Insured, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender or maturity, the loan will be automatically repaid, resulting in the payment to the Policy Owner of the Net Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon maturity, lapse, or surrender will cause the recognition of taxable income to the extent that Net Surrender Value plus the amount of the repaid loan exceeds the Owner's basis in the Policy. Thus, under certain circumstances, maturity, surrender, or lapse of the Policy could result in tax liability to the Owner. In addition, to reinstate a lapsed Policy, a Policy Owner would be required to make certain payments as described under "Reinstatement," page 22. Thus, a Policy Owner should be careful to fashion a retirement plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from the Policy.

  The Policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a Grace Period expires without the Policy Owner making a sufficient payment. To avoid lapse of a policy, it is important to fashion a payment stream that does not leave a Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in the Policy upon its maturity. Poor investment performance can contribute to the risk that the Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to Pacific Mutual for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds an Owner's basis in the Policy, the amounts attributable to interest due on the loans can add to the Owner's federal (and possibly state) income tax liability.

  Policy Owners should consult with their financial advisers in designing a private retirement plan that is suitable. Further, Owners should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, Policy Owners should consult their periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from the Owner's agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a private retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream, such as in the case of a private retirement plan.

DISTRIBUTION OF THE POLICY

  Pacific Equities Network ("PEN") is principal underwriter (distributor) of the Policies. PEN is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). Pacific Mutual pays PEN for acting as principal underwriter under a Distribution Agreement.

  Pacific Mutual and PEN have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker-dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 90% of expected first year commissions, 4% of premiums paid through the 10th Policy Year and 2% premiums paid thereafter. Broker-dealers may also receive annual renewal compensation of up to .20% of Accumulated Value less Policy Debt, depending upon the circumstances. The annual renewal compensation will be computed monthly and payable starting on the fifth or the tenth Policy Year, depending upon the circumstances. In addition, Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling Pacific Mutual's Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Pacific Mutual makes no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  The directors and officers of Pacific Mutual are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION                    PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                    ------------------------------------
Thomas C. Sutton                Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of            of Pacific Mutual, January 1990 to present; Equity Board
the Board and                    Member of PIMCO Advisors L.P.; Director of Pacific
Chief Executive Officer          Corinthian Life Insurance Company; similar positions with
                                 other subsidiaries of Pacific Mutual. Director of: Newhall
                                 Land & Farming; Health Insurance Association of America.

Glenn S. Schafer                Director and President of Pacific Mutual, January 1995 to
Director and President           present; Executive Vice President and Chief Financial
                                 Officer of Pacific Mutual, March 1991 to January 1995;
                                 Senior Vice President, Corporate Finance and Treasurer of
                                 Pacific Mutual, September 1987 to March 1991; Equity Board
                                 Member of PIMCO Advisors L.P.; Director of Pacific
                                 Corinthian Life Insurance Company; similar positions with
                                 other subsidiaries of Pacific Mutual.

Harry G. Bubb                   Director and Chairman Emeritus of Pacific Mutual, January
Director and                     1990 to present.
Chairman Emeritus

Richard M. Ferry                Director of Pacific Mutual, 1986 to present; President,
Director                         Director and Chairman of Korn/Ferry International; Director
                                 of: Avery Dennison Corporation; ConAm Management; First
                                 Business Bank; Northwestern Restaurants, Inc.; Dole Food
                                 Co. Address: 1800 Century Park East, Suite 900, Los
                                 Angeles, California 90067.

Donald E. Guinn                 Director of Pacific Mutual, 1984 to present; Chairman
Director                         Emeritus and Director of Pacific Telesis Group; Director
                                 of: Pacific Bell; The Dial Corp.; Bank of America NT & SA;
                                 Bank America Corporation; Pyramid Technology Group.
                                 Address: Pacific Telesis Center, 130 Kearny Street, Room
                                 3719, San Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.          Director of Pacific Mutual, 1988 to present; Chairman and
Director                         Editor-in-Chief of La Opinion; Director of: BankAmerica
                                 Corporation; Bank of America NT&SA; Pacific Enterprises;
                                 The Walt Disney Company. Address: 411 West Fifth Street,
                                 12th Floor, Los Angeles, California 90013.

Charles A. Lynch                Director of Pacific Mutual, 1985 to present; Chairman of
Director                         Market Value Partners Company; Director of: Nordstrom,
                                 Inc.; Mid-Peninsula Bank; Greyhound Lines Inc.; Syntex Cor-
                                 poration; Fresh Choice, Inc.; Hexel Corp.; Former President and Chief Executive Officer of Levelor Corporation. Ad-
                                 dress: 3000 Sand Hill Road, #1-125, Menlo Park, California
                                 94025.

Dr. Allen W. Mathies, Jr.       Director of Pacific Mutual, 1985 to present; Director,
Director                         President and Chief Executive Officer of: Huntington
                                 Memorial Hospital; Southern California Health Care Systems;
                                 Director of Occidental College. Address: 100 W. California
                                 Blvd., Pasadena, California 91109-7013.

       NAME AND POSITION                     PRINCIPAL OCCUPATION LAST FIVE YEARS
       -----------------                     ------------------------------------
Charles D. Miller                Director of Pacific Mutual, 1986 to present; Director,
Director                          Chairman, and Chief Executive Officer of Avery Dennison
                                  Corporation; Director of: Great Western Financial Corpora-
                                  tion; Nationwide Health Properties, Inc.; Southern Califor-
                                  nia Edison Company. Address: 150 N. Orange Grove Boulevard,
                                  Pasadena, California 91103.

Donn B. Miller                   Director of Pacific Mutual, 1977 to present; Director,
Director, Chief Executive         President, and Chief Executive Officer of Pearson-Sibert
Officer                           Oil Co. of Texas; Director of: The Irvine Company;
                                  Automobile Club of Southern California; St. John's Hospital
                                  & Health Center Foundation; Former Senior Partner with the law firm of O'Melveny & Meyers. Address: 136 El Camino,
                                  Suite 216, Beverly Hills, California 90212.

Susan Westerberg Prager          Director of Pacific Mutual, 1979 to present; Dean of the
Director                          UCLA School of Law at the University of California at Los
                                  Angeles; Director of Lucille Salter Packard Children's Hos-
                                  pital of Stanford. Address: 405 Hilgard Avenue, Room 3374,
                                  Los Angeles, California 90024-1476.

James R. Ukropina                Director of Pacific Mutual, 1989 to present; Partner with
Director                          the law firm of O'Melveny & Meyers; Director, Former
                                  Chairman and Chief Executive Officer of Pacific
                                  Enterprises; Director of Lockheed Corporation; Trustee of
                                  Stanford University. Address: 400 S. Hope Street, 16th
                                  Floor, Los Angeles, California 90071-2899.

Raymond L. Watson                Director of Pacific Mutual, 1975 to present; Vice Chairman
Director                          and Director of The Irvine Company; Director of: The Walt
                                  Disney Company; The Mitchell Energy and Development Compa-
                                  ny. Address: 550 Newport Center Drive, Ninth Floor, Newport
                                  Beach, California 92660.

Lynn C. Miller                   Executive Vice President, Individual Insurance, of Pacific
Executive Vice President          Mutual, January 1995 to present; Sr. Vice President,
                                  Individual Insurance of Pacific Mutual 1989 to 1995.

David R. Carmichael              Senior Vice President and General Counsel of Pacific Mutual,
Senior Vice President             April 1992 to present; Vice President and Investment
and General Counsel               Counsel of Pacific Mutual, April 1989 to April 1992;
                                  Director of Pacific Corinthian Life Insurance Company; PM
                                  Group Life Insurance Company; Association of California
                                  Life Insurance Companies.

Marilee Roller                   Senior Vice President, Corporate Finance and Administration,
Senior Vice President             of Pacific Mutual, January 1995 to present; President and
                                  COO of Pacific Corinthian Life Insurance Company, 1992 to
                                  present; Vice President of Pacific Mutual, 1994 and 1995;
                                  Vice President and Controller of Pacific Mutual, 1990 to
                                  1992; similar positions with other subsidiaries of Pacific
                                  Mutual.

Audrey L. Milfs                  Vice President and Corporate Secretary of Pacific Mutual,
Vice President                    March 1991 to present; Second Vice President and Corporate
and Corporate Secretary           Secretary of Pacific Mutual, April 1989 to March 1991;
                                  Similar positions with other subsidiaries of Pacific
                                  Mutual.

Edward Byrd                      Vice President and Controller of Pacific Mutual, June 1992
Vice President and Controller     to present; Vice President, Corporate Audit and Financial
                                  Planning of Pacific Mutual, November 1991 to June 1992;
                                  Assistant Vice President, Corporate Audit of Pacific
                                  Mutual, May 1990 to November 1991.

Khanh T. Tran                    Vice President and Treasurer of Pacific Mutual, November
Vice President and Treasurer      1991 to present; Assistant Vice President and Treasurer of
                                  Pacific Mutual, September 1990 to November 1991; Assistant
                                  Treasurer of The Vons Companies, February 1988 to September
                                  1990; Treasurer to other subsidiaries of Pacific Mutual.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Pacific Mutual or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  Pacific Mutual is subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of Pacific Mutual for the preceding year and its financial condition as of December 31st of that year. Pacific Mutual's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Pacific Mutual's operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  A Policy Owner may request a transfer of Accumulated Value or a Policy Loan by telephone if an Authorization for Telephone Requests ("Telephone Authorization") has been properly completed, signed, and filed at Pacific Mutual's Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by Pacific Mutual. Telephone instructions received by Pacific Mutual by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be processed as of the end of that Valuation Date in accordance with the Policy Owner's instructions, subject to the limitation of five allocation alternatives (presuming that the Free-Look Period has expired). Pacific Mutual reserves the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policy Owners might not be able to request transfers and loans by telephone and would have to submit written requests.

  Pacific Mutual has established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by Pacific Mutual, and Pacific Mutual will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon the submission of a Telephone Authorization, a Policy Owner authorizes Pacific Mutual to accept and act upon telephonic instructions for transfers or loans involving the Policy Owner's Policy, and agrees that neither Pacific Mutual, any of its affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by Pacific Mutual to be genuine, provided that Pacific Mutual has complied with its procedures. As a result of this policy on telephonic requests, the Policy Owner will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Pacific Mutual, its authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by the General Counsel of Pacific Mutual.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

  The audited financial statements for the Separate Account and for Pacific Mutual included in this Prospectus and in the Registration Statement have been audited by Deloitte & Touche LLP, independent certified public accountants, as indicated in their report hereon, and are included in reliance upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements for the Separate Account as of December 31, 1994 and for the years ended December 31, 1994 and 1993 are set forth herein, starting on page 43. The audited financial statements of Pacific Mutual as of and for the years ended December 1994 and 1993 are set forth herein startingon page 50.

  The financial statements of the Separate Account and Pacific Mutual have been audited by Deloitte & Touche LLP. The financial statements of Pacific Mutual should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Pacific Mutual to meet its obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, Managed Bond, Government Securities, High Yield Bond, Growth, Equity Income, Multi-Strategy, International, Equity Index, and Growth LT Variable Accounts) as of December 21, 1994 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1994 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Costa Mesa, California
February 17, 1995

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1994
(In thousands)

                                                                                                      HIGH
                                                                  MONEY      MANAGED   GOVERNMENT    YIELD                 EQUITY
                                                                  MARKET      BOND     SECURITIES     BOND      GROWTH     INCOME
                                                                 VARIABLE   VARIABLE    VARIABLE    VARIABLE   VARIABLE   VARIABLE
                                                                  ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                                                                  -------    -------     -------     -------    -------    -------
ASSETS

Investments in Pacific Select Fund:
   Money Market Series (3,451 shares; cost $34,722)..........    $ 34,596
   Managed Bond Series (2,482 shares; cost $26,627)..........               $ 24,565
   Government Securities Series (406 shares; cost $4,111)....                           $  3,909
   High Yield Bond Series (828 shares; cost $7,828)..........                                       $  7,379
   Growth Series (3,183 shares; cost $55,143)................                                                  $ 47,417
   Equity Income Series (1,439 shares; cost $21,886).........                                                             $ 20,222
   Multi-Strategy Series (2,742 shares; cost $34,104)........
   International Series (2,610 shares; cost $32,392).........
   Equity Index Series (2,334 shares; cost $29,966)..........
   Growth LT Series (1,027 shares; cost $11,039).............

Receivables:
   Due from Pacific Mutual Life Insurance Company............                     24          42          14        104         31
   Fund shares redeemed......................................          90
                                                                 --------   --------    --------    --------   --------   --------
TOTAL ASSETS.................................................      34,686     24,589       3,951       7,393     47,521     20,253
                                                                 --------   --------    --------    --------   --------   --------

LIABILITIES
Payables:
   Due to Pacific Mutual Life Insurance Company..............          90
   Fund shares purchased.....................................                     24          42          14        104         31
                                                                 --------   --------    --------    --------   --------   --------
TOTAL LIABILITIES............................................          90         24          42          14        104         31
                                                                 --------   --------    --------    --------   --------   --------

NET ASSETS...................................................    $ 34,596   $ 24,565    $  3,909    $  7,379   $ 47,417   $ 20,222
                                                                 ========   ========    ========    ========   ========   ========

                                                                  MULTI-     INTER-     EQUITY     GROWTH
                                                                 STRATEGY   NATIONAL    INDEX        LT
                                                                 VARIABLE   VARIABLE   VARIABLE   VARIABLE
                                                                  ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                                                                  -------    -------    -------    -------
ASSETS

Investments in Pacific Select Fund:
   Money Market Series (3,451 shares; cost $34,722)..........
   Managed Bond Series (2,482 shares; cost $26,627)..........
   Government Securities Series (406 shares; cost $4,111)....
   High Yield Bond Series (828 shares; cost $7,828)..........
   Growth Series (3,183 shares; cost $55,143)................
   Equity Income Series (1,439 shares; cost $21,886).........
   Multi-Strategy Series (2,742 shares; cost $34,104)........    $ 32,171
   International Series (2,610 shares; cost $32,392).........               $ 31,154
   Equity Index Series (2,334 shares; cost $29,966)..........                          $ 30,393
   Growth LT Series (1,027 shares; cost $11,039).............                                     $ 11,408

Receivables:
   Due from Pacific Mutual Life Insurance Company............         134         94         36        129
   Fund shares redeemed......................................
                                                                 --------   --------   --------   --------
TOTAL ASSETS.................................................      32,305     31,248     30,429     11,537
                                                                 --------   --------   --------   --------

LIABILITIES
Payables:
   Due to Pacific Mutual Life Insurance Company..............
   Fund shares purchased.....................................         134         94         36        129
                                                                 --------   --------   --------   --------
TOTAL LIABILITIES............................................         134         94         36        129
                                                                 --------   --------   --------   --------

NET ASSETS...................................................    $ 32,171   $ 31,154   $ 30,393   $ 11,408
                                                                 ========   ========   ========   ========

SEE NOTES TO FINANCIAL STATEMENTS.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994
(In thousands)

                                                                                   High
                                             Money       Managed   Government      Yield                 Equity      Multi-
                                            Market        Bond     Securities      Bond       Growth     Income     Strategy
                                           Variable     Variable    Variable     Variable    Variable   Variable    Variable
                                            Account     Account      Account      Account     Account    Account     Account
                                            -------     -------      -------      -------     -------    -------    --------
INVESTMENT INCOME
 Dividends................................. $   812     $  1,143     $   170      $   472     $ 4,039    $  1,838   $  1,767
                                            -------     --------     -------      -------     -------    --------   --------
NET INVESTMENT INCOME......................     812        1,143         170          472       4,039       1,838      1,767
                                            -------     --------     -------      -------     -------    --------   --------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized gain (loss) from
  security transactions....................     131          (14)       (172)        (101)      1,075         207        218
 Net unrealized appreciation
  (depreciation)  on investments...........     (68)      (2,086)       (160)        (330)    (10,371)     (2,115)    (2,374)
                                            -------     --------     -------      -------     -------    --------   --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS.....................      63       (2,100)       (332)        (431)     (9,296)     (1,908)    (2,156)
                                            -------     --------     -------      -------     -------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................    $875     $   (957)   $   (162)     $    41    $ (5,257)   $    (70)  $   (389)
                                            =======     ========     =======      =======    ========    ========   ========
                                              Inter-       Equity        Growth
                                             national      Index           LT
                                             Variable     Variable      Variable
                                             Account      Account       Account
                                             -------      -------       -------
INVESTMENT INCOME
 Dividends.................................  $ 1,290      $   718       $   174
                                             -------      -------       -------
NET INVESTMENT INCOME......................    1,290          718           174
                                             -------      -------       -------

REALIZED AND UNREALIZED GAIN
 (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from
  security transactions....................      831          342            56
 Net unrealized appreciation
  (depreciation)
  on investments...........................   (2,049)        (841)          369
                                             -------      -------       -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS.....................   (1,218)        (499)          425
                                             -------      -------       -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................  $    72      $   219       $   599
                                             =======      =======       =======

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994
(In thousands)

                                                                                                   HIGH
                                                              MONEY      MANAGED     GOVERNMENT    YIELD                   EQUITY
                                                              MARKET       BOND      SECURITIES    BOND       GROWTH       INCOME
                                                             VARIABLE    VARIABLE     VARIABLE   VARIABLE    VARIABLE     VARIABLE
                                                              ACCOUNT     ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT
                                                              -------     -------      -------    -------     -------      -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income..................................    $    812    $  1,143    $    170    $    472    $  4,039     $  1,838
  Net realized gain (loss) from security transactions....         131         (14)       (172)       (101)      1,075          207
  Net unrealized appreciation (depreciation)
    on investments.......................................         (68)     (2,086)       (160)       (330)    (10,371)      (2,115)
                                                             --------    --------    --------    --------    --------     --------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............................         875        (957)       (162)         41      (5,257)         (70)
                                                             --------    --------    --------    --------    --------     --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums...............................      53,082       6,795       2,740       2,716      21,157        6,781
  Transfers--policy charges and deductions...............      (3,578)     (1,634)     (1,212)       (748)     (5,776)      (2,110)
  Transfers in (from other variable accounts)............      47,668       5,550       1,200       4,398      31,248        6,482
  Transfers out (to other variable accounts).............     (81,555)     (1,862)     (1,816)     (2,395)    (28,528)      (2,573)
  Transfers--other.......................................        (189)          5          (6)        (13)         79           46
                                                             --------    --------    --------    --------    --------     --------
NET INCREASE IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.......................      15,428       8,854         906       3,958      18,180        8,626
                                                             --------    --------    --------    --------    --------     --------

NET INCREASE IN NET ASSETS...............................      16,303       7,897         744       3,999      12,923        8,556

NET ASSETS
  Beginning of year......................................      18,293      16,668       3,165       3,380      34,494       11,666
                                                             --------    --------    --------    --------    --------     --------
  End of year............................................    $ 34,596    $ 24,565    $  3,909    $  7,379    $ 47,417     $ 20,222
                                                             ========    ========    ========    ========    ========     ========

                                                              MULTI-      INTER-      EQUITY      GROWTH
                                                             STRATEGY    NATIONAL     INDEX         LT
                                                             VARIABLE    VARIABLE    VARIABLE    VARIABLE
                                                              ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT
                                                              -------     -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income..................................    $  1,767    $  1,290    $    718    $    174
  Net realized gain (loss) from security transactions....         218         831         342          56
  Net unrealized appreciation (depreciation)
    on investments.......................................      (2,374)     (2,049)       (841)        369
                                                             --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............................        (389)         72         219         599
                                                             --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums...............................      12,158      11,673      10,776       3,920
  Transfers--policy charges and deductions...............      (2,364)     (2,878)     (2,180)       (684)
  Transfers in (from other variable accounts)............       2,983      19,282       4,498       8,962
  Transfers out (to other variable accounts).............      (1,864)     (8,521)     (2,407)     (1,436)
  Transfers--other.......................................          32          23          44          47
                                                             --------    --------    --------    --------
NET INCREASE IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.......................      10,945      19,579      10,731      10,809
                                                             --------    --------    --------    --------

NET INCREASE IN NET ASSETS...............................      10,556      19,651      10,950      11,408

NET ASSETS
  Beginning of year......................................      21,615      11,503      19,443           0
                                                             --------    --------    --------    --------
  End of year............................................    $ 32,171    $ 31,154    $ 30,393    $ 11,408
                                                             ========    ========    ========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993
(IN THOUSANDS)

                                                                                                         HIGH
                                                                   MONEY       MANAGED    GOVERNMENT     YIELD
                                                                   MARKET       BOND      SECURITIES     BOND       GROWTH
                                                                  VARIABLE    VARIABLE     VARIABLE    VARIABLE    VARIABLE
                                                                   ACCOUNT     ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                                                                   -------     -------      -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income........................................   $    207    $  1,286     $    258    $    359    $  1,777
  Net realized gain (loss) from security transaction...........         (5)         46           37         202       1,308
  Net unrealized appreciation (depreciation) on investments....        (16)         65          (31)       (120)      1,385
                                                                  --------    --------     --------    --------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....................................        186       1,397          264         441       4,470
                                                                  --------    --------     --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums.....................................     35,507       5,651        1,049       1,630      10,211
  Transfers--policy charges and deductions.....................     (1,724)       (802)        (422)       (380)     (3,130)
  Transfers in (from other variable accounts)..................     10,936       2,239          612       3,177      17,425
  Transfers out (to other variable accounts)...................    (37,176)       (562)        (561)     (3,248)     (8,351)
  Transfers--other.............................................       (142)         10            1           4          34
                                                                  --------    --------     --------    --------    --------
NET INCREASE IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.............................      7,401       6,536          679       1,183      16,189
                                                                  --------    --------     --------    --------    --------

NET INCREASE IN NET ASSETS.....................................      7,587       7,933          943       1,624      20,659

NET ASSETS
  Beginning of year............................................     10,706       8,735        2,222       1,756      13,835
                                                                  --------    --------     --------    --------    --------
  End of year..................................................   $ 18,293    $ 16,668     $  3,165    $  3,380    $ 34,494
                                                                  ========    ========     ========    ========    ========

                                                                   EQUITY      MULTI-      INTER-      EQUITY
                                                                   INCOME     STRATEGY    NATIONAL     INDEX
                                                                  VARIABLE    VARIABLE    VARIABLE    VARIABLE
                                                                   ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT
                                                                   -------     -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income........................................   $    565    $    884    $    104    $    442
  Net realized gain (loss) from security transaction...........        184         198         217         280
  Net unrealized appreciation (depreciation) on investments....        (42)         34       1,054         616
                                                                  --------    --------    --------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....................................        707       1,116       1,375       1,338
                                                                  --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums.....................................      4,307       9,790       3,354       7,264
  Transfers--policy charges and deductions.....................     (1,223)     (1,573)       (821)     (1,317)
  Transfers in (from other variable accounts)..................      3,012       6,621       7,614       4,321
  Transfers out (to other variable accounts)...................     (1,391)       (598)     (3,018)     (1,258)
  Transfers--other.............................................          9           2          20          15
                                                                  --------    --------    --------    --------
NET INCREASE IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS.............................      4,714      14,242       7,149       9,025
                                                                  --------    --------    --------    --------

NET INCREASE IN NET ASSETS.....................................      5,421      15,358       8,524      10,363

NET ASSETS
  Beginning of year............................................      6,245       6,257       2,979       9,080
                                                                  --------    --------    --------    --------
  End of year..................................................   $ 11,666    $ 21,615    $ 11,503    $ 19,443
                                                                  ========    ========    ========    ========

SEE NOTES TO FINANCIAL STATEMENTS.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Exec Separate Account (the "Separate Account") is registered as a a unit investment trust under the Investment Company Act of 1940, as amended, and is currently comprised of ten subaccounts called Variable
Accounts: the Money Market Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the High Yield Bond Variable Account, the Growth Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the International Variable Account, the Equity Index Variable Account, and the Growth LT Variable Account. The assets in each Variable Account are invested in shares of the corresponding series of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies.

     The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

  A. Valuation of Investments

     Investments in shares of the Fund are valued at the reported net asset values of the respective series.

  B. Security Transactions

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

     During 1994 and 1993, the Fund declared dividends for each series. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full fractional shares of the related series.

3. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, Pacific Mutual makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Mutual also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Mutual assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

     Pacific Equities Network, an indirect subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


5. SELECTED ACCUMULATION UNIT**INFORMATION

    Selected accumulation unit information for the year ended December 31, 1994 were as follows:

                                                                                    High
                                         Money        Managed      Government      Yield
                                         Market         Bond       Securities       Bond         Growth
                                        Variable      Variable      Variable      Variable      Variable
                                        Account       Account       Account       Account       Account
                                        -------       -------       -------       -------       -------
ACCUMULATION UNIT
     VALUE:
     Beginning                           $  13.26      $  17.44      $  17.10      $  18.21      $  21.22
                                         ========      ========      ========      ========      ========
     Ending                              $  13.76      $  16.68      $  16.23      $  18.29      $  19.00
                                         ========      ========      ========      ========      ========
Number of Units Outstanding at
     End of Period                      2,514,824     1,472,406       240,896       403,441     2,496,205

                                          Equity         Multi-        Inter-        Equity        Growth
                                          Income        Strategy      national       Index           LT
                                         Variable       Variable      Variable      Variable      Variable
                                         Account        Account       Account       Account       Account
                                         -------        -------       -------       -------       -------
ACCUMULATION UNIT
     VALUE:
     Beginning                           $  18.07      $  17.51      $  13.66      $  14.61      $  10.00
                                         ========      ========      ========      ========      ========
     Ending                              $  18.01      $  17.24      $  14.07      $  14.76      $  11.32
                                         ========      ========      ========      ========      ========
Number of Units Outstanding at
     End of Period                      1,122,604     1,865,588     2,214,443     2,058,970     1,007,334





________
  **Accumulation Unit: unit of measure used to calculate the value of a Contract
    Owner's interest in a Variable Account during the Accumulation Period.

      INDEPENDENT AUDITORS' REPORT
      ----------------------------


      Pacific Mutual Life Insurance Company:

      We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31,1994 and 1993,and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31,1994 and 1993 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.



      DELOITTE & TOUCHE LLP

      Costa Mesa, California
      February 21, 1995

                     Pacific Mutual Life Insurance Company


                       STATEMENTS OF FINANCIAL POSITION

                                                                           December 31,
                                                                        1994          1993
-----------------------------------------------------------------------------------------------
                                                                          (In Thousands)
ASSETS
     Bonds                                                           $ 6,669,853  $ 5,899,646
     Preferred stocks                                                    132,604      143,016
     Common stocks                                                        57,874       71,086
     Unconsolidated subsidiaries                                         196,401      141,611
     Mortgage loans                                                    1,421,182    1,611,400
     Real estate                                                         157,507      134,257
     Home office properties                                               51,419       52,115
     Policy loans                                                      2,312,455    1,960,162
     Cash and short-term investments                                      97,745      342,401
     Investment income due and accrued                                   125,534      125,783
     Premiums due and uncollected, and other assets                      245,243      143,669
     Separate account assets                                           3,260,374    2,720,997
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $14,728,191  $13,346,143
===============================================================================================

LIABILITIES AND SURPLUS
Liabilities
     Policy reserves                                                 $ 6,476,634  $ 5,807,708
     Deposit funds                                                     3,298,915    3,485,440
     Other liabilities                                                   885,638      583,989
     Assets valuation reserve                                            179,006      165,251
     Separate account liabilities                                      3,260,374    2,720,979
-----------------------------------------------------------------------------------------------
Total Liabilities                                                     14,100,567   12,763,367
Surplus                                                                  627,624      582,776
-----------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SURPLUS                                        $14,728,191  $13,346,143
===============================================================================================


See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                     STATEMENTS OF OPERATIONS AND SURPLUS

                                                                               Years Ended December 31,
                                                                                  1994          1993
---------------------------------------------------------------------------------------------------------
                                                                                    (In Thousands)
REVENUES
    Premiums, annuity considerations and deposit funds                        $ 2,180,409   $ 2,325,160
    Net investment income                                                         879,116       879,031
    Other income                                                                    5,073         4,959
---------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                                  3,064,598     3,210,050
---------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Current and future policy benefits                                          2,686,406     2,818,344
    Operating expenses                                                            222,203       218,387
    Premium and other taxes (excluding tax on capital gains)                       28,715        26,057
    Dividends to policyowners                                                      17,162        17,609
---------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                     2,954,486     3,080,397
---------------------------------------------------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES                                                110,112       129,653
Federal income taxes                                                               41,510        22,367
---------------------------------------------------------------------------------------------------------
NET GAINS FROM OPERATIONS                                                          68,602       107,286
NET REALIZED CAPITAL GAINS                                                         12,424        11,226
---------------------------------------------------------------------------------------------------------

NET INCOME                                                                    $    81,026   $   118,512
=========================================================================================================

SURPLUS
Net income                                                                    $    81,026   $   118,512
Contribution certificates                                                                       149,589
Other surplus transactions, net                                                   (36,178)      (57,012)
---------------------------------------------------------------------------------------------------------
Increase in surplus                                                                44,848       211,089
Surplus, beginning of year                                                        582,776       371,687
---------------------------------------------------------------------------------------------------------

SURPLUS, END OF YEAR                                                          $   627,624   $   582,776
=========================================================================================================


See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                                                        Years Ended December 31,
                                                                                           1994          1993
------------------------------------------------------------------------------------------------------------------
                                                                                            (In Thousands)

CASH FLOW FROM OPERATIONS
Receipts
   Premiums, annuity considerations and deposit funds                                  $ 1,687,583   $ 2,065,646
   Net investment income                                                                   809,791       839,682
   Allowances and reserve adjustments on reinsurance ceded                                 491,363       230,995
   Other                                                                                    23,862         9,965
Payments
   Policy benefit payments                                                              (1,408,650)   (1,530,086)
   Net policy loans                                                                       (352,358)     (436,216)
   Operating expenses                                                                     (247,437)     (204,768)
   Net transfer to separate accounts                                                      (594,284)     (922,130)
   Premium and other taxes                                                                 (34,795)      (24,785)
   Dividends to policyowners                                                               (17,319)      (17,641)
   Federal income tax                                                                      (23,995)      (87,162)
------------------------------------------------------------------------------------------------------------------
NET CASH FLOW FROM OPERATIONS                                                              333,761       (76,500)
------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM INVESTMENTS
Proceeds
   Bonds                                                                                 2,937,210     2,696,822
   Stocks                                                                                  139,785       346,072
   Mortgage loans                                                                          390,642       408,238
   Real estate                                                                              20,163        90,389
   Other investments                                                                        47,132        94,874
Payments for the purchase of
   Bonds                                                                                (3,673,859)   (3,174,986)
   Stocks                                                                                 (126,823)     (278,932)
   Mortgage loans                                                                         (230,859)     (131,841)
   Real estate                                                                             (17,466)       (7,087)
   Other investments                                                                      (114,106)      (37,844)
------------------------------------------------------------------------------------------------------------------
NET CASH FLOW FROM INVESTMENTS                                                            (628,181)        5,705
------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM BORROWINGS                                                                   49,764
------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM CONTRIBUTION CERTIFICATES                                                                 149,589
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash and short-term investments                                    (244,656)       78,794
Cash and short-term investments, beginning of year                                         342,401       263,607
------------------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                                              $ 97,745     $ 342,401
==================================================================================================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
   Interest paid                                                                          $ 22,120       $ 8,054
==================================================================================================================

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company
                         NOTES TO FINANCIAL STATEMENTS


1.    SIGNIFICANT ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868. Its core business consists of life insurance, annuity and pension products. In addition, Pacific Mutual provides other insurance, employee benefits and investment management and advisory services through its subsidiaries.

      BASIS OF PRESENTATION

      Pacific Mutual's financial statements are based on accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

      In April 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation was amended by Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," (SFAS No. 120") which was issued in January 1995, to further clarify the accounting for mutual life insurance companies and to defer the effective date of the general provisions of the Interpretation to fiscal years beginning after December 15, 1995. SFAS No. 120 did not change the disclosure of other transition provisions of the Interpretation. The Interpretation does not preclude mutual life insurance enterprises from issuing financial statements prepared under statutory accounting practices but concludes that those financial statements should not be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may elect to issue. Pacific Mutual has not quantified the effects of the application of the Interpretation on its financial statements since the company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements.

      CHANGE IN ACCOUNTING POLICIES

      During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of its postretirement health care and life insurance plans as prescribed by the Insurance Department of the State of California. This change is more fully described in Note 10.

      INVESTMENTS

      Investments in bonds are carried at amortized cost. Preferred stocks are principally stated at amortized cost. common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for PCL (Note2) which is carried at cost.

      Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

      Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

      The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR") included in

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments and these capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $13.1 million and $22.4 million as of December 31, 1994 and 1993, respectively.

      Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $2.2 million and $16.9 million and transfers to the IMR of $(.4) million and $22.4 million for the years ended December 31, 1994 and 1993, respectively.

      Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity for hedge accounting are valued at market value through surplus while still held and through income when realized.

      On November 15, 1994, Pacific Financial Asset Management Corporation, a wholly-owned, second-tier subsidiary of Pacific Mutual and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Substantially all operations of these entities and net assets of $20.9 million were contributed in exchange for approximately 42% of the newly issued partnership units.

      POLICY RESERVES AND DEPOSIT FUNDS

      Life insurance reserves are valued using he net level premium method, the Commissioner's Reserve Valuation method, or other modified reserve methods.

      Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

      The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyowners' equity in their deposit accounts, including credited interest.

      REVENUES AND EXPENSES

      Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

      Expenses, including policy acquisition costs such as commissions, are charged to operations as incurred.

      DIVIDENDS

      Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

      FEDERAL INCOME TAXES

      Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its domestic subsidiaries except PCL. The amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The difference between the effective tax rate and the statutory tax rate of 35% for 1994 and 1993 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserves differences, non-taxable investment income and the equity tax for 1994.

      OTHER SURPLUS TRANSACTIONS

      Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      SEPARATE ACCOUNTS

      Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

      RECLASSIFICATIONS

      Certain prior year amounts have been reclassified to conform to the 1994 financial statement presentation.

2.    REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

      Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, Pacific Corinthian Life Insurance company ("PCL"), will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

      The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992 pursuant to an assumption reinsurance agreement and asset purchase agreement.

      In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by Pacific Financial Holding
      Company, a wholly-owned subsidiary of Pacific Mutual, for a total of $53.3 million initial capitalization.

      In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.    INVESTMENTS IN DEBT SECURITIES

      The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3.    INVEST MENTS IN DEBT SECURITIES(CONTINUED)

                                                                                                Estimated
                                                 Statement          Gross Unrealized               Fair
                                                           ----------------------------------
                                                   Value           Gains            Losses        Value
                                              -------------------------------------------------------------
       December 31,1994:                                            (In Thousands)
       U.S. Treasury securities
        and obligations of U.S.
        government authorities
        and agencies                             $  216,201      $   1,064      $   37,113    $  180,152
       Obligations of states,political
        subdivisions and foreign
        governments                                 321,798          5,371          16,309       310,860
       Corporate securities                       3,771,271        104,311         160,712     3,714,870
       Mortgage-backed securities                 2,480,307         28,911          81,147     2,428,071
       Redeemable preferred stock                    81,026            343           5,031        76,338
                                              -------------------------------------------------------------
       Total                                     $6,870,603      $ 140,000      $  300,312    $6,710,291
                                              =============================================================


       December 31,1993:
       U.S. Treasury securities
        and obligations of U.S.
        government authorities
        and agencies                             $  482,104      $  10,227      $    6,788    $  485,543
       Obligations of states, political
        subdivisions and foreign
        governments                                 194,819         16,520             296       211,043
       Corporate securities                       3,328,988        338,039           6,114     3,660,913
       Mortgage-backed securities                 2,248,574        120,947          10,875     2,358,646
       Redeemable preferred stock                    88,456          3,314             359        91,411
                                              -------------------------------------------------------------
       Total                                     $6,342,941      $ 489,047      $   24,432    $6,807,556
                                              =============================================================


The statement value and estimated fair value of debt securities as of December 31,1994 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              Estimated
                                                                              Statement         Fair
                                                                                Value           Value
                                                                           --------------------------------
                                                                                   (In Thousands)
       Due in one year or less                                                 $ 429,348       $ 414,074
       Due after one year through five years                                   1,349,078       1,343,824
       Due after five years through ten years                                  1,340,882       1,299,969
       Due after ten years                                                     1,270,988       1,224,353
                                                                           --------------------------------
                                                                               4,390,296       4,282,220
       Mortgage-backed securities                                             2,480,307       2,428,071
                                                                           --------------------------------
       Total                                                                  $6,870,603      $6,710,291
                                                                           ================================

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3.    INVESTMENTS IN DEBT SECURITIES (CONTINUED)

      Proceeds from sales of investments in debt securities were $1.5 billion and $1.2 billion for the years ended December 31, 1994 and 1993, respectively. In 1994 and 1993, gross gains of $30 million and $53 million and gross losses of $43 million and $2 million, respectively, were realized on those sales.

4.    FINANCIAL INSTRUMENTS

      The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                  December 31,1994           December 31,1993
                               Statement    Estimated    Statement     Estimated
                                 Value      Fair Value     Value       Fair Value
                             -----------------------------------------------------

                                                (In Thousands)
         Assets:
          Debt securities
           (See note 3)       $6,870,603   $6,710,291   $6,342,941    $6,807,556
          Preferred and common
           stocks                109,458      116,993      125,646       143,090
          Mortgage loans       1,421,182    1,452,596    1,611,400     1,692,700
          Policy loans         2,312,455    2,312,455    1,960,162     1,960,162
          Derivative financial
           instruments:
           Interest rates swaps      121      (24,809)                    25,641
           Other                   2,672       (2,822)      10,116        47,118
         Liabilities:
          Guaranteed interest
           contracts           2,635,356    2,614,961    2,586,538     2,669,666
          Deposit liabilities    871,548      833,274      929,748       977,285
          Other derivative
           financial instruments   2,270        2,128          440
         Contribution
          certificates           149,593      124,313      149,589       153,480

      The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1994 and 1993:

      PREFERRED AND COMMON STOCKS

      The estimated fair values are based on quoted market prices or dealer quotes.

      MORTGAGE LOANS

      The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

      POLICY LOANS

      The statement value of policy loans is reasonable estimate of their fair values.

      GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES.

      The estimated fair value of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.    FINANCIAL INSTRUMENTS (CONTINUED)

      GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES (Continued)

      Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $749 million as of December 31, 1994, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan casf flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

      DERIVATIVE FINANCIAL INSTRUMENTS

      Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices and interest rates. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, forward, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The national amounts of those instruments reflect the extent of involvement in those various type of financial instruments. These estimated fair values of these instruments are based in market or dealer collateral or other securities to support financial instruments with off-balance-sheet credit risk.

      Options and Floors

      Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition, Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the under lying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1994, the national amount of options written approximated $1.5 billion and $42 million respectively. Option contracts mature during fiscal years 1995 through 2000.

      Interest Rate Swap Contracts

      Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes of interest rates on its variable short-term and long-term investments. The contracts effectively change the interest rate exposure in variable rate notes to fixed rates which range from 1.9% to 8,6.% as of December 31, 1994 and 1993. Interest rate swap contracts mature during fiscal year 1996 through 2013. As of December 31, 1994 and 1993, interest rate swap contracts outstanding with financial institutions had a total notional amount of $477 million and $770 million, respectively.

      Foreign Currency Exchange Contracts

      Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1994, the national amount of foreign exchange contracts expire during fiscal years 1995 through 1999.

      Future Contracts

      Pacific Mutual uses exchange-traded futures contracts for assets and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1994 and 1993, the national amounts of futures contracts were $163 million and $573 million, respectively. The national amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

      CONTRIBUTION CERTIFICATES

      The estimate fair value of contribution certificate is based in market quotes.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS


5.   CONCENTRATION OF CREDIT RISK

     Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

     Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivatives securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.   UNCONSOLIDATED SUBSIDIARIES

     Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1994 and 1993, subsidiary assets, including PCL, were $4.5 billion and $4.4 billion, respectively, and liabilities were $4.2 billion as of December 31, 1994 and 1993.

     Revenue and net income, including PCL, were $1.1 billion and $75 million for the year ended December 31, 1994, and $1.0 billion and $57 million for the year ended December 31, 1993. Dividends from subsidiaries totaled $2 million and $24 million for the years ended December 31, 1994 and 1993, respectively. All earnings of the subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.   BORROWINGS

     Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no commercial paper borrowings outstanding as of December 31, 1993.

     In addition, Pacific Mutual had available lines of credit totaling approximately $250 million and $300 million as of December 31, 1994 and 1993, respectively. There were no borrowings outstanding as of December 31, 1994 and 1993.

8.   CONTRIBUTION CERTIFICATES

     On December 30, 1993, Pacific Mutual issued $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

9.   REINSURANCE

     Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1994 and 1993, individual life and annuity premiums assumed were $20 million and $22 million and premiums ceded were $363 million and $292 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $13 million and $21 million as of December 31, 1994 and 1993, respectively. Policy benefits payable are net of reinsurance on unpaid claims of $(4) million and $0 at December 31, 1994 and 1993, respectively.

     Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $90 million and $122 million, and benefits of $70 million and $80 million were ceded during the years ended December 31, 1994 and 1993, respectively. Amounts payable to the subsidiary under this agreement were $8 million and $4 million as of December 31, 1994 and 1993, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

9.    REINSURANCE (CONTINUED)

      To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10.   PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

      PENSION PLAN

      Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. No contributions were made during 1994 or 1993 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (March 31 of each year) are as follows:

                                                             1994      1993
                                                          --------------------
                                                             (In Thousands)
          Actuarial present value of accumulated benefits
           accumulated benefits:
           Vested                                          $ 88,122  $ 83,060
           Nonvested                                          1,115       572
                                                          --------------------
          Total                                            $ 89,273  $ 83,632
                                                          ====================
          Net assets available for benefits                $111,089  $109,194
                                                          ====================

      The above present values were determined using an assumed discount rate of 8.5% in 1994 and 1993.

      POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

      Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollars amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1994 and 1993 was $1.7 million for both years.

      During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California, and elected to amortize its transition obligation of $ 26.7 million over twenty years.

      Components of net periodic postretirement benefit cost as follows ( In Thousands):

                                                      Years Ended December 31,
                                                         1994         1993
                                                    -------------------------
            Service cost                                  $  186       $   89
            Interest cost                                  1,790        1,907
            Amortization                                    (260)        (260)
                                                    -------------------------
                                                           1,716        1,736
            Recognized transition obligation - net         1,337        1,336
                                                    -------------------------
            Net periodic postretirement benefit cost      $3,053       $3,072
                                                    -------------------------


                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10.   PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

      The following table presents the Plan's funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                          1994       1993
                                                      ---------------------
          Accumulated postretirement obligation:

            Retirees                                   $ 20,580   $ 22,844

            Fully eligible active plan participants       1,346      1,044

            Other active plan participants                2,455      1,972
                                                      ---------------------
                                                         24,381     25,860

          Fair value of plan assets                           0          0
                                                      ---------------------
          Unfunded accumulated postretirement
          obligation                                     24,381     25,860

          Unrecognized net gain/(loss)                      942     (1,060)

          Prior service cost                              1,849      2,109

          Unrecognized transition obligation-net        (24,056)   (25,393)
                                                      ---------------------
          Accrued postretirement benefit liability     $  3,116   $  1,516
                                                      =====================

      The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11% for 1994 and 12% for 1993 and is assumed to decrease gradually to 6% in 2005 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 would be increased by 11.2% and 8.8% respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 13.6% and 8.6%, respectively.

11.   INVESTMENT COMMITMENTS

      Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

               Year ended December 31:
               -----------------------
                1995                                  $ 55,152

                1996-1999                               23,588

                2000 and thereafter                     20,669
                                                ---------------
               Total                                  $ 99,409
                                                ===============

12.   LITIGATION

      Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

      --------------------------------------------------------------------------

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94        101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 40, Option A, $10,000 annual premium, Current Cost of Insurance
  Rates.

    2. Age 40, Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates.

    3. Age 40, Option B, $10,000 annual premium, Current Cost of Insurance
  Rates.

    4. Age 40, Option B, $10,000 annual premium, Guaranteed Cost of Insurance Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  The second column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts. These values also take into account the premium loads, the administrative charges and the mortality and expense risk charges. The daily investment advisory fee is assumed to be equivalent to an annual rate of 0.60% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the ten Portfolios of the Fund. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. On those illustrations assuming current rates, the amounts would also differ if the insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the rate of 0.27% of the average daily net assets of a Portfolio, which amounts to 0.87% of the average daily net assets of a Portfolio including the investment advisory fee, as adjusted to exclude costs borne by the Fund in connection with the acquisition of assets of Pacific Corinthian Variable Fund and include any foreign taxes. For the year ended December 31, 1994, the total expenses of each Portfolio after the expense limitation described below, but before any adjustment, were the following percentages of the average daily net assets of the Portfolios: 0.64% for the Money Market Portfolio; 0.94% for the Equity Income and Multi-Strategy Portfolios; 1.22% for the International Portfolio; 0.84% for the Managed Bond Portfolio; 0.88% for the Government Securities and High Yield Bond Portfolios; 0.86% for the Growth Portfolio; 1.08% (annualized) for the Growth LT Portfolio; and 0.51% for the Equity Index Portfolio. Pacific Mutual has agreed, until at least December 31, 1995, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest and gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. As a result of this policy, the operating expenses of the Portfolios for the year ending December 31, 1994 were equal to the amounts reflected in the tables as described above. In the absence of this policy, the Portfolios' total expenses, including advisory fees and before any adjustments, for the Fund's fiscal year ending December 31, 1994 would have been as follows:
0.64% for the Money Market Portfolio; 0.97% for the High Yield Bond Portfolio; 0.84% for the Managed Bond Portfolio; 0.95% for the Government Securities Portfolio; 0.86% for the Growth Portfolio; 1.22% (annualized) for the Growth LT Portfolio; 1.00% for the Equity Income Portfolio; 0.94% for the Multi-Strategy Portfolio; 1.22% for the International Portfolio; and 0.54% for the Equity Index Portfolio. Pacific Mutual intends to continue the above-described expense reimbursement policy until at least December 31, 1995. There can be no assurance that the expense reimbursement arrangement will continue after that date, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -0.90%, 5.05%, and 10.99%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Pacific Mutual is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, Accumulated Values and Net Cash Surrender Values illustrated.

  Pacific Mutual will furnish upon request a comparable illustration reflecting the proposed Insured's Age, underwriting class, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON CURRENT COST OF INSURANCE CHARGES

ISSUE AGE : 40                                             FACE AMOUNT: $560,336
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                        TOTAL
                      PREMIUMS
         END OF       PAID PLUS           END OF YEAR DEATH BENEFIT ASSUMING
         POLICY      INTEREST AT      HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                     ------------------------------------------------
          YEAR            5%              0%                6%                12%
         ------      ------------    ------------       -----------      ------------
            1          $  10,500       $ 560,336         $ 560,336        $  560,336
            2          $  21,525       $ 560,336         $ 560,336        $  560,336
            3          $  33,101       $ 560,336         $ 560,336        $  560,336
            4          $  45,256       $ 560,336         $ 560,336        $  560,336
            5          $  58,019       $ 560,336         $ 560,336        $  560,336
            6          $  71,420       $ 560,336         $ 560,336        $  560,336
            7          $  85,491       $ 560,336         $ 560,336        $  560,336
            8          $ 100,266       $ 560,336         $ 560,336        $  560,336
            9          $ 115,779       $ 560,336         $ 560,336        $  560,336
            10         $ 132,068       $ 560,336         $ 560,336        $  560,336
            15         $ 226,575       $ 560,336         $ 560,336        $  560,336
            20         $ 347,193       $ 560,336         $ 560,336        $  725,119
            25         $ 501,135       $ 560,336         $ 560,336        $1,165,835
            30         $ 697,608       $ 560,336         $ 597,594        $1,894,987
            35         $ 948,363       $ 560,336         $ 745,006        $2,937,403

                     END OF YEAR ACCUMULATED VALUE              END OF YEAR NET CASH SURRENDER VALUE
END OF            ASSUMING HYPOTHETICAL GROSS ANNUAL             ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY                  INVESTMENT RETURN OF                           INVESTMENT RETURN OF
              -----------------------------------------      ------------------------------------------
 YEAR              0%             6%            12%               0%            6%              12%
------        -----------    -----------   ------------      -----------    -----------    ------------
   1           $   8,014      $   8,528     $    9,044        $   3,796      $   4,310      $    4,826
   2           $  15,927      $  17,454     $   19,043        $  11,709      $  13,236      $   14,826
   3           $  23,240      $  26,280     $   29,570        $  19,022      $  22,062      $   25,352
   4           $  30,400      $  35,454     $   41,146        $  26,183      $  31,236      $   36,928
   5           $  37,413      $  44,997     $   53,886        $  33,195      $  40,779      $   49,668
   6           $  44,284      $  54,929     $   67,917        $  40,910      $  51,555      $   64,542
   7           $  51,017      $  65,272     $   83,380        $  48,486      $  62,742      $   80,849
   8           $  57,617      $  76,049     $  100,432        $  55,930      $  74,362      $   98,744
   9           $  64,088      $  87,283     $  119,244        $  63,244      $  86,439      $  118,400
   10          $  70,434      $  98,999     $  140,009        $  70,434      $  98,999      $  140,009
   15          $ 103,634      $ 170,767     $  289,509        $ 103,634      $ 170,767      $  289,509
   20          $ 132,814      $ 260,977     $  541,134        $ 132,814      $ 260,977      $  541,134
   25          $ 152,515      $ 372,434     $  955,602        $ 152,515      $ 372,434      $  955,602
   30          $ 157,500      $ 515,167     $1,633,609        $ 157,500      $ 515,167      $1,633,609
   35          $ 135,623      $ 696,267     $2,745,236        $ 135,623      $ 696,267      $2,745,236

______________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS FOR AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER
             VALUES BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 40                                              FACE AMOUNT: $560,336
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: A
GUIDELINE PREMIUM TEST                                   ANNUAL PREMIUM: $10,000

                               TOTAL
                             PREMIUMS
              END OF         PAID PLUS           END OF YEAR DEATH BENEFIT ASSUMING
              POLICY        INTEREST AT     HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                            ------------------------------------------------
               YEAR              5%              0%                6%                12%
              ------       -------------    -----------       ------------      ------------
                1             $  10,500      $ 560,336         $  560,336        $  560,336
                2             $  21,525      $ 560,336         $  560,336        $  560,336
                3             $  33,101      $ 560,336         $  560,336        $  560,336
                4             $  45,256      $ 560,336         $  560,336        $  560,336
                5             $  58,019      $ 560,336         $  560,336        $  560,336
                6             $  71,420      $ 560,336         $  560,336        $  560,336
                7             $  85,491      $ 560,336         $  560,336        $  560,336
                8             $ 100,266      $ 560,336         $  560,336        $  560,336
                9             $ 115,779      $ 560,336         $  560,336        $  560,336
                10            $ 132,068      $ 560,336         $  560,336        $  560,336
                15            $ 226,575      $ 560,336         $  560,336        $  560,336
                20            $ 347,193      $ 560,336         $  560,336        $  642,127
                25            $ 501,135      $ 560,336         $  560,336        $1,028,229
                30            $ 697,608      $ 560,336         $  560,336        $1,659,472
                35            $ 948,363      $       0*        $  560,336        $2,555,468

                     END OF YEAR ACCUMULATED VALUE               END OF YEAR NET CASH SURRENDER VALUE
END OF            ASSUMING HYPOTHETICAL GROSS ANNUAL              ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY                   INVESTMENT RETURN OF                            INVESTMENT RETURN OF
             -------------------------------------------     ---------------------------------------------
 YEAR            0%              6%              12%              0%               6%             12%
------       ----------      ----------     ------------     ------------     -----------     ------------
   1          $  7,269        $  7,760       $    8,252       $    3,051        $  3,542       $    4,034
   2          $ 14,475        $ 15,912       $   17,409       $   10,257        $ 11,694       $   13,191
   3          $ 21,445        $ 24,294       $   27,381       $   17,227        $ 20,076       $   23,163
   4          $ 28,164        $ 32,899       $   38,237       $   23,946        $ 28,681       $   34,019
   5          $ 34,633        $ 41,739       $   50,074       $   30,416        $ 37,521       $   45,857
   6          $ 40,841        $ 50,810       $   62,984       $   37,466        $ 47,435       $   59,609
   7          $ 46,788        $ 60,123       $   77,084       $   44,257        $ 57,592       $   74,553
   8          $ 52,467        $ 69,682       $   92,500       $   50,780        $67 ,995       $   90,813
   9          $ 57,876        $ 79,498       $  109,376       $   57,032        $ 78,655       $  108,533
   10         $ 62,996        $ 89,568       $  127,863       $   62,996        $ 89,568       $  127,863
   15         $ 86,464        $148,183       $  258,818       $   86,464        $148,183       $  258,818
   20         $ 99,193        $215,714       $  479,199       $   99,193        $215,714       $  479,199
   25         $ 96,180        $294,750       $  842,811       $   96,180        $294,750       $  842,811
   30         $ 65,476        $390,654       $1,430,579       $   65,476        $390,654       $1,430,579
   35         $      0  *     $521,229       $2,388,288       $        0  *     $521,229       $2,388,288

__________

All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

* Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                  Based on Current Cost of Insurance Charges

ISSUE AGE: 40                                              FACE AMOUNT: $223,050
CLASS: MALE NONSMOKER                                    DEATH BENEFIT OPTION: B
GUIDELINE PREMIUM TEST                                    ANNUAL PREMIUM:$10,000

                                TOTAL
                               PREMIUMS
                 END OF        PAID PLUS             END OF YEAR DEATH BENEFIT ASSUMING
                 POLICY       INTEREST AT     HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                                             ------------------------------------------------
                  YEAR            5%              0%              6%                 12%
                 ------       -----------    -----------     ------------      --------------
                   1           $  10,500      $ 231,569       $ 232,099          $   232,630
                   2           $  21,525      $ 240,089       $ 241,680          $   243,335
                   3           $  33,101      $ 248,250       $ 251,444          $   254,895
                   4           $  45,256      $ 256,262       $ 261,608          $   267,615
                   5           $  58,019      $ 264,127       $ 272,190          $   281,613
                   6           $  71,420      $ 271,848       $ 283,208          $   297,020
                   7           $  85,491      $ 279,428       $ 294,682          $   313,980
                   8           $ 100,266      $ 286,869       $ 306,631          $   332,651
                   9           $ 115,779      $ 294,175       $ 319,078          $   353,211
                   10          $ 132,068      $ 301,348       $ 332,043          $   375,851
                   15          $ 226,575      $ 338,723       $ 410,809          $   537,851
                   20          $ 347,193      $ 372,668       $ 508,930          $   804,114
                   25          $ 501,135      $ 400,147       $ 627,808          $ 1,244,366
                   30          $ 697,608      $ 418,187       $ 769,168          $ 2,017,372
                   35          $ 948,363      $ 421,065       $ 931,896          $ 3,140,185

                     END OF YEAR ACCUMULATED VALUE                   END OF YEAR NET CASH SURRENDER VALUE
END OF             ASSUMING HYPOTHETICAL GROSS ANNUAL                 ASSUMING HYPOTHETICAL GROSS ANNUAL
POLICY                   INVESTMENT RETURN OF                                INVESTMENT RETURN OF
              ---------------------------------------------       -------------------------------------------
 YEAR              0%              6%               12%                0%             6%             12%
------        -----------     -----------     -------------       -----------    -----------    -------------
  1            $   8,519       $   9,049       $     9,580         $   6,840      $   7,370      $     7,901
  2            $  17,039       $  18,630       $    20,285         $  15,360      $  16,951      $    18,606
  3            $  25,200       $  28,394       $    31,845         $  23,521      $  26,715      $    30,116
  4            $  33,212       $  38,558       $    44,565         $  31,533      $  36,879      $    42,886
  5            $  41,077       $  49,140       $    58,563         $  39,398      $  47,461      $    56,884
  6            $  48,798       $  60,158       $    73,970         $  47,455      $  58,815      $    72,626
  7            $  56,378       $  71,632       $    90,930         $  55,370      $  70,624      $    89,922
  8            $  63,819       $  83,581       $   109,601         $  63,147      $  82,910      $   108,930
  9            $  71,125       $  96,028       $   130,161         $  70,789      $  95,692      $   129,825
  10           $  78,298       $ 108,993       $   152,801         $  78,298      $ 108,993      $   152,801
  15           $ 115,673       $ 187,759       $   314,060         $ 115,673      $ 187,759      $   314,060
  20           $ 149,618       $ 285,880       $   581,064         $ 149,618      $ 285,880      $   581,064
  25           $ 177,097       $ 404,758       $ 1,019,972         $ 177,097      $ 404,758      $ 1,019,972
  30           $ 195,137       $ 546,118       $ 1,739,114         $ 195,137      $ 546,118      $ 1,739,114
  35           $ 198,015       $ 708,846       $ 2,917,135         $ 198,015      $ 708,846      $ 2,917,135

_______________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

Illustration of Death Benefits, Accumulated Values and Net Cash Surrender Values
                 Based on Guaranteed Cost of Insurance Charges

ISSUE AGE:40                                          FACE AMOUNT:$223,050
CLASS: MALE NONSMOKER                               DEATH BENEFIT OPTION:B
GUIDELINE PREMIUM TEST                              ANNUAL PREMIUM:$10,000


                     Total
                    Premiums
          End of    Paid Plus         End of Year DEATH BENEFIT Assuming
          Policy   Interest at    Hypothetical Gross Annual Investment Return of
                                  ----------------------------------------------
           Year         5%              0%               6%              12%
           ----    ------------   --------------    ------------    ------------
            1        $ 10,500        $231,301         $231,823       $  232,345
            2        $ 21,525        $239,538         $241,095       $  242,715
            3        $ 33,101        $247,582         $250,703       $  254,078
            4        $ 45,256        $255,429         $260,654       $  266,528
            5        $ 58,019        $263,079         $270,959       $  280,171
            6        $ 71,420        $270,526         $281,625       $  295,122
            7        $ 85,491        $277,772         $292,664       $  311,511
            8        $100,266        $284,812         $304,086       $  329,477
            9        $115,779        $291,647         $315,903       $  349,176
            10       $132,068        $298,267         $328,120       $  370,774
            15       $226,575        $331,096         $400,467       $  522,525
            20       $347,193        $357,225         $486,365       $  768,926
            25       $501,135        $374,431         $586,476       $1,169,776
            30       $697,608        $378,322         $698,997       $1,853,182
            35       $948,363        $362,219         $818,919       $2,878,507

                    End of Year ACCUMULATED VALUE              End of Year NET CASH SURRENDER VALUE
End of            Assuming Hypothetical Gross Annual            Assuming Hypothetical Gross Annual
Policy                   Investment Return of                          Investment Return of
             --------------------------------------------     -----------------------------------------
Year              0%             6%              12%                0%            6%            12%
-----        -------------  --------------  -------------     -------------  -------------  -----------
  1           $    8,251      $    8,773     $    9,295         $    6,572     $    7,094    $    7,616
  2           $   16,488      $   18,045     $   19,665         $   14,809     $   16,366    $   17,986
  3           $   24,532      $   27,653     $   31,028         $   22,853     $   25,974    $   29,349
  4           $   32,379      $   37,604     $   43,478         $   30,700     $   35,925    $   41,799
  5           $   40,029      $   47,909     $   57,121         $   38,350     $   46,230    $   55,442
  6           $   47,476      $   58,575     $   72,072         $   46,133     $   57,231    $   70,729
  7           $   54,722      $   69,614     $   88,461         $   53,714     $   68,606    $   87,453
  8           $   61,762      $   81,036     $  106,427         $   61,091     $   80,364    $  105,755
  9           $   68,597      $   92,853     $  126,126         $   68,261     $   92,517    $  125,790
  10          $   75,217      $  105,070     $  147,724         $   75,217     $  105,070    $  147,724
  15          $  108,046      $  177,417     $  299,475         $  108,046     $  177,417    $  299,475
  20          $  134,175      $  263,315     $  545,876         $  134,175     $  263,315    $  545,876
  25          $  151,381      $  363,426     $  946,726         $  151,381     $  363,426    $  946,726
  30          $  155,272      $  475,947     $1,597,571         $  155,272     $  475,947    $1,597,571
  35          $  139,169      $  595,869     $2,655,457         $  139,169     $  595,869    $2,655,457

___________
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND THE CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                         [LOGO OF PACIFIC SELECT EXEC]




               Issued By                           Principal Underwriter

 Pacific Mutual Life Insurance Company            Pacific Equities Network
      700 Newport Center Drive                      Member: NASD & SIPC
             P.O. Box 9000                        700 Newport Center Drive
    Newport Beach, California 92660                     P.O. Box 9000
                                              Newport Beach, California 92660

                                 Sponsored by:

                           [LOGO OF PACIFIC MUTUAL]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660

                                Distributed by:

                      [LOGO OF PACIFIC EQUITIES NETWORK]

                        700 NEWPORT CENTER DRIVE, NB-5
                            NEWPORT BEACH, CA 92660
                                1-800-800-7681





FORM NO. 15-16636-09